DEAN WITTER RETIREMENT SERIES  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                               10048
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998

DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of Dean Witter Retirement Series for the six-month period ended January 31, 1998.

Overall, the stock market was very generous to investors in 1997. However, in August the Dow Jones Industrial Average appeared to have peaked at 8,340. Bellwether multinational corporations such as
Coca Cola began to guide earnings estimates downward for the first time in many years on the basis of slower growth and the currency impact from the turmoil in Asia. While the NASDAQ Composite and Mid-Cap indexes peaked in early October, and the Standard & Poor's 500 Composite Stock Price Index (S&P 500) peaked in early December, uncertainty grew regarding earnings outlooks. Despite a flat to down fourth quarter for the various indexes, the stock market, as measured by the Dow Jones Industrial Average, increased by more than 20 percent for the third year in a row for the first time ever. As year-end approached, historically defensive sectors such as consumer goods and utilities outperformed the overall market, while cyclical stocks lagged.

Over the past year the U.S. economy exhibited healthy growth with declining inflation and strong employment growth. In this environment the Federal Reserve Board periodically expressed concern that inflationary pressures could be on the rise. However, inflation remains in check. Accordingly, the Federal Reserve Board has left interest rates unchanged since March.

Demand for U.S. Treasury securities and the U.S. dollar increased as the crisis in Asia induced an investor flight-to-quality. With many of the Southeast Asian economies in turmoil, 1998 may see the United States inherit the deflationary aspect of those markets. According to many analysts, this could benefit the disinflationary trend here.

Real interest rates (market interest rates less inflation) in the United States remain above historical norms. A realization of this situation by

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

investors, combined with the probability of a surplus in the U.S. budget (leading to a reduction in the issuance of U.S. Treasury securities in 1998), could cause interest rates to continue to decline in the months to come.

In mid-summer, Asian currencies with values pegged to the U.S. dollar came under intense speculative attack. After sacrificing considerable reserves in an attempt to defend the fixed levels, central banks succumbed to the pressure and let their currencies float. These currencies then declined sharply relative to the dollar. Thailand triggered the crisis in July. Next the Philippines was affected, then Malaysia and Indonesia continued the trend in August. Hong Kong and the northeastern Asian countries appeared to be able to overcome the crisis, but pressure reemerged in October. Taiwan permitted a small further depreciation in its currency. The result was a sharp upward movement in Hong Kong interest rates, which severely affected its stock market given the significant exposure to bank and real-estate-related stocks. By the end of 1997 Korea had also succumbed to the currency assault.

Not one market was spared from the Asian crisis, not even the United States. Fears that the Federal Reserve Board might increase interest rates were virtually eliminated by the severity of financial disruptions in Asia. The turmoil in Asia brought with it a flight to quality into U.S. government securities and fears of a negative impact on the U.S. economy as its competitive pricing edge eroded. Furthermore, the Asian crisis caused concern as to whether demand for U.S. products would slow as well, eventually weakening the U.S. economy. Higher interest rates would exacerbate the Asian currency situation by making U.S.-dollar-denominated assets even more attractive. As the period progressed, investor sentiment shifted once again toward the increased probability of a move to lower interest rates. These factors combined to push interest rates on intermediate and longer maturities down far more than shorter-term securities. On January 30, 1998, 10-year Treasury notes were yielding 5.51 percent compared to 5.31 percent for two-year notes and 5.22 percent for six-month bills. While 10-year notes had declined 50 basis points over the six-month period under review, six-month bills were down only 9 basis points, pointing to a continued complacency over future inflation.

After rising by about 25 basis points late in the first quarter of 1997, money market yields held remarkably stable during the remainder of the year and through January 1998. The target rate for federal funds remained constant at 5.5 percent from March 25, 1997, through the end of January. Overall economic conditions in the United States continue to be excellent, with inflation remaining quite moderate. The unemployment rate reached a 24-year low during the year.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

Despite Europe's sharp falls in October following the currency crisis in Asia, European markets generally made a steady recovery during November and December. Overall, 1997 was characterized by significant improvement in the economic environment across Europe. In the United Kingdom low interest rates combined with low inflation to result in strong economic growth and falling unemployment.

During the second half of the year Latin American markets, particularly Brazil and Argentina, suffered as a result of turmoil in the Asian emerging markets. Nevertheless, generally healthy economies and continued privatization programs provided investors with a higher degree of confidence that these markets would not be fundamentally disturbed by the situation in Asia.

LIQUID ASSET SERIES

As of January 31, 1998, Liquid Asset Series had assets of approximately $15 million, with an average maturity of 10 days. The Series' annualized net investment income for the period under review was 4.61 percent.

On January 31, 1998, approximately 82 percent of the portfolio of the Liquid Asset Series were invested in federal agency obligations and 18 percent in high-quality commercial paper. One hundred percent of the Series' assets were due to mature within one month.

We believe that Liquid Asset Series remains well positioned to meet its objective of stability of principle. The Series continues to be operated in a straight-forward, conservative style without structured notes or derivatives, which could fluctuate excessively when interest rates change.

We do not expect the yields available in the money market in early 1998 to differ dramatically from those available during the second half of 1997.

U.S. GOVERNMENT MONEY MARKET SERIES

As of January 31, 1998, the U.S. Government Money Market Series had net assets totaling approximately $1.3 million, with an average maturity of 9 days. The Series' annualized net investment income for the six-month period under review was 4.53 percent. The Series' 30-day annualized yield for January was 4.48 percent.

On January 31, 1998, approximately 96 percent of U.S. Government Money Market Series' assets were invested in federal agency obligations, with the remaining 4 percent invested in U.S. Treasury bills. One hundred percent of the portfolio's assets were due to mature within one month.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

We believe the Series is well positioned to meet its objective of security of principal, high current income and liquidity. We continue to operate the portfolio in a straight-forward, conservative style without structured notes or derivatives, which could fluctuate excessively when interest rates change.

We do not expect the yields available in the money market in early 1998 to differ dramatically from those available during the second half of 1997.

U.S. GOVERNMENT SECURITIES SERIES

For the six-month period ended January 31, 1998, the U.S. Government Securities Series provided a total return of 4.53 percent compared to a total return of
4.53 percent for the Lipper Analytical Services, Inc. General U.S. Government Funds Index and 5.39 percent for the Lehman Brothers General U.S. Government Funds Index. The Series' performance includes income distributions totaling $0.290996 per share and a change in net asset value from $9.91 per share on July 31, 1997, to $10.06 per share at the end of the period. On January 31, 1998, the Series had net assets in excess of $9.1 million. Performance for the fiscal year reflected the volatility of the market and the overall declining interest-rate environment in 1997.

As of January 31, 1998, 81 percent of the Series' portfolio was invested in Government National Mortgage Association mortgage-backed securities (GNMAs). The balance of the Series' portfolio was invested in U.S. Treasury securities (19 percent). The Series' average duration stood at approximately 5.0 years. (Duration measures a bond fund's sensitivity to interest-rate fluctuations.)

We believe that GNMAs continue to offer significant long-term value. Also, in the current investment environment, they provide not only an incremental yield incentive over U.S. Treasury securities of similar maturity, but also the potential for attractive returns.

INTERMEDIATE INCOME SECURITIES SERIES

For the six-month period ended January 31, 1998, the Intermediate Income Series had a total return of 3.92 percent. This compares to a total return of 4.13 percent for the Lipper Analytical Services Intermediate Investment Grade Funds Index, and 4.16 percent for the Lehman Intermediate Government Corporate Bond Index.

The Series' performance during the six-month period under review was reflective of the fall in interest rates. The Series was negatively affected by the inability of its corporate holdings to perform as well as comparable Treasury maturities in the second part of the period. This is attributable primarily to anticipated fall-out from Asia onto U.S. corporations. Corporate performance was also constrained in January, from the impact on prices for outstanding debt of a record amount of new

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

issues coming to market. As a result, the three new securities purchased by the Series during the period, Citicorp, Dupont (E.I.) de Nemours & Co., Inc. and Salomon, Inc. (which account for approximately 14 percent of net assets), underperformed comparable Treasuries by 5 to 15 basis points, despite their strong creditworthiness. All three issues were rated at least "A" by the major rating services.

The Series' performance was aided by several transactions that resulted in a modest inter-period extension of maturity. This allowed the Series to benefit, to a greater extent, from the decline in interest rates. The Series also reduced its Treasury and utility holdings, while investments in the bank and finance sectors were increased. Temporary cash reserves were reduced early in the period and ended January at 3.5 percent of net assets compared to 7.7 percent on July 31, 1997.

On January 31, 1998, U.S. Treasuries comprised approximately 26 percent of the portfolio's holdings, with corporates accounting for the remainder (74 percent). The average maturity of the Series, including cash reserves, was 5.07 years, the average duration 3.97 years (duration gives investors an idea of a bond portfolio's sensitivity to interest rate fluctuations). The average quality rating was "A2." For the six-month period the Series paid dividends of $0.264433 per share.

AMERICAN VALUE SERIES

For the six-month period ended January 31, 1998, the American Value Series produced a total return of 5.52 percent compared to 3.55 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 3.18 percent for the Lipper Analytical Services Inc. Growth Funds Index.

Based on recent analysis, the Series' portfolio manager expects U.S. economic growth to slow to the 2.25 percent range in 1998, with earnings in the vicinity of 5 percent. When earnings growth slips below the 10 percent range, the market's leadership typically shifts from economically sensitive issues to steady growth ones. In response, the Series has been tilted in this direction so that steady growth stocks currently represent 60 percent of net assets.

On the cyclical side, the Series' 17.6 percent weighting in technology stocks emphasizes software and services, which are more stable than other technology sectors during economic slowdowns. Holdings in this area include Microsoft Corp., Computer Associates International, Inc. and BMC Software, Inc. As of January 31, 1998, the Series had a 8.1 percent weighting in retail stocks, which is expected to be bolstered by a low unemployment level below 4.7 percent, and by real wage growth and lower sourcing costs. The Series' retail positions include Wal-Mart Stores, Inc. and Barnes & Noble, Inc.

On the growth side, the Series has increased its consumer staples weighting to
11.0 percent of net assets, emphasizing industries and companies with little or no South American or Asian exposure.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

This sector includes food chains such as Safeway, Inc., drugstores like Rite Aid Corp., and such selected food companies as Nabisco Holdings Corp. In the consumer/business services area, the Series continues to hold 12.5 percent of its net assets in the radio/cable and newspaper industries. Commitments in these sectors include Clear Channel Communications, Inc., CBS Corp., Comcast Corp. and Gannett Co., Inc.

Health care, which remains overweighted in the Series at 16.6 percent, reflects an emphasis on drugs, biotechnology and medical devices -- all industries with patent protection and pricing power. Companies in these areas include Lilly
(Eli) & Co., Pfizer, Inc., Centocor, Inc. and Guidant Corp. The Series has also maintained an overweighted position in interest-rate sensitive stocks, as evidenced by its 18.6 percent commitment to the financial sector, where the focus is on regional banks, brokerage houses, government agencies and utilities. A sample of some of these holdings includes Summit Bancorp, Travelers Group, Inc., and Fannie Mae.

Because an economic backdrop that is typically associated with falling interest rates and more difficult corporate earnings is expected to remain in place, we have established a four percent position in long-term U.S. Treasuries.

CAPITAL GROWTH SERIES

For the six-month period ended January 31, 1998, the Capital Growth Series produced a return of -3.37 percent. This compares to a return of 3.55 percent for the S&P 500 Index and a return of 3.18 percent for the Lipper Analytical Services Growth Funds Index. Net assets of the Capital Growth Series totaled slightly more than $3.1 million as of the end of the period. At that time the Series owned 51 stocks.

The Series' weightings in small- and mid-cap stocks helped its performance during the first quarter of 1997. However, with the stock market setback late in 1997, many small- and mid-cap issues failed to match the performance of large-cap stocks recorded during the second quarter. Though the Series outperformed the S&P 500 in the first half of the year, its greater than 50 percent exposure to mid-and small-cap stocks resulted in its underperforming the index in the second half of the year. Additionally, many of the Series' holdings in the mid-cap area were in the technology and oil-service sectors, among the two areas that saw most of the significant price declines during the second quarter of 1997. Both of these sectors had been overweighted. Earnings disappointments in a few key companies also dampened performance.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

We remain optimistic regarding Capital Growth Series' prospects for 1998. Stocks in the portfolio are expected to have nearly a 30 percent earnings per share growth rate for 1998 over 1997 and continue to have a very high return on equity of approximately 20 percent, with a beta that is not much greater than that of the overall markets.

DIVIDEND GROWTH SERIES

For the six-month period ended January 31, 1998, Dividend Growth Series had a total return of 0.88 percent, compared to a total return of 3.55 percent for the S&P 500 and 2.37 percent for the Lipper Analytical Services, Inc. Growth and Income Funds Index. The Series' underperformance of its broad market indices was in large part due to exceptional strength in technology stocks at times, a sector which affords little or no current yield, and the Series' underweighting in financial stocks.

Net assets of Dividend Growth Series totaled approximately $106 million on January 31, 1998. As of January 31, 1998, the Series owned 38 equity issues spread across 30 different industry groups. One new portfolio position was established since our last report on July 31, 1997. A spinoff (a divestiture in which a parent company establishes a subdivision or separate corporation) from PepsiCo, Inc. during the period resulted in the receipt of shares of Tricon Global Restaurants, Inc. These shares were subsequently liquidated.

UTILITIES SERIES

For the period ended January 31, 1998, the first half of the fiscal year, the Utilities Series provided a total return of 14.05 percent compared to a total return of 13.31 percent for the average Lipper Analytical Services Utility Funds Index and 3.55 percent for the broad-based S&P 500.

During the past year, utilities benefited from a blend of improving industry fundamentals, a favorable interest-rate environment and ongoing industry-wide merger and acquisition activities. However, a primary event underpinning the strong performance of the Series during the period was the Southeast Asian economic crisis, which prompted a highly defensive investment mode in the U.S. market.

Given this utility-friendly investment environment, electric utilities were the primary beneficiaries of the cautious financial markets, with much of the impetus being a flight to quality and safety. Additionally, electric utilities continued to witness fair and balanced deregulation initiatives by many state utility commissions, which tempered investors concerns and strengthened shareholder confidence in this sector. Electric utility merger and acquisition activity was consistently evident throughout the year as many companies enhanced their earnings outlooks and expanded their product offerings and global presence in preparation for the new competitive environment. The

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

telecommunications sector also showed very healthy performance, benefiting from numerous merger and acquisition announcements. Furthermore, the telecom sector overall showed robust earnings growth, fueled by a strong economy and high-growth applications including wireless communications, data and selective international investments. While natural gas pricing was adversely effected by mild weather patterns toward the end of the year, the sectors overall market performance was enhanced by a combination of industry-wide merger activity and an expansion of diversified deregulated businesses.

Against this backdrop, the Utilities Series maintained a fully invested posture, reflecting the underlying defensive theme across the financial markets. Additionally, investor confidence continued to strengthen, due to the tempering of regulatory concerns and more visible growth fundamentals within the utility sectors. On January 31, 1998, 96 percent of the Series' assets were allocated to utility and utility-related equities with 4 percent held in cash. Within the equity component of the portfolio, 52 percent of assets were allocated to electric utilities, 25 percent to telecommunications and 19 percent to natural gas. Enhancing overall Series diversification are selective foreign securities, which account for 5 percent of assets, and a focus on the growth area of global telecommunications infrastructure.

We believe the Series remains uniquely diversified and structured to meet its objective of providing shareholders with above average current income and long-term growth of income and capital. Given the focus on Energy and Telecommunications, the Utilities Series is well positioned to benefit from the worldwide growth coming from globalization, privatization and strong product demand.

VALUE-ADDED MARKET SERIES

For the six-month period ended January 31, 1998, the Value-Added Series produced a total return of 1.52 percent compared to 3.55 percent for the S&P 500 and 2.37 percent for the Lipper Analytical Services, Inc. Growth and Income Funds Index. While the Series outperformed the S&P 500 during the third quarter of 1997, it fell behind in the fourth quarter as both small-cap and cyclical stocks came under pressure. Since inception on February 1, 1993, the Series has posted an average annual total return of 16.8 percent.

The Series invests in substantially all the stocks included in the S&P 500. Unlike the index, the Series weights all stock positions equally, thereby emphasizing the stocks of smaller- to medium-capitalized companies, which causes performance to differ from that of the S&P 500 Index.

Historically, the strategy employed by the Series has led to strong relative returns during periods when small-cap stocks have outperformed larger ones. However, over the past three years large-capitalization stocks have been market leaders overshadowing the solid returns provided by small-

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

and mid-cap stocks. We believe that we are now at a point in the economic cycle where small caps may once again be positioned to outperform. Many relative valuation measures, such as price-to-book, dividend yield and price-to-earnings ratios, suggest that small-cap issues are currently undervalued relative to large caps.

In addition, a continued strong U.S. dollar should reduce the relative earnings growth of large multinationals, thus making small- and mid-caps more attractive. Finally, because of the Asian currency crisis, investors in emerging markets may decide to reconsider the attractiveness of the domestic small- and mid-cap sectors. Such a scenario is expected to bode well for the equally weighted strategy employed by the Series.

GLOBAL EQUITY SERIES

For the six-month period ended January 31, 1998, the Global Equity Series had a total return of -6.07 percent. This compares to a total return of -3.59 percent for the Lipper Analytical Services Global Funds Index, a return of 3.55 percent for the S&P 500 and a return of -2.07 for the Morgan Stanley Capital International World Index (MSCI Index).

As stated earlier, global markets in general were captivated by the widespread plunge in Asian markets on the back of intense currency devaluations and ensuing economic turmoil in that part of the world. Most Asian markets dropped between 60 and 70 percent, with Indonesia and Korea being hit the hardest. Even the Hong Kong market, whose currency has not fluctuated in value, declined 44.5 percent and the Japanese market disappointed investors again, falling 21.6 percent. Japan's fragile economy slowed after the reversal of an income tax rebate and a hike in its consumption tax. Investors also focused on the fragility of Japan's financial system and the loss of credibility among politicians dealing with the economic slump.

The European equity markets, with the dual catalysts of weak domestic currencies and positive sentiment toward Economic and Monetary Union (EMU), mirrored the U.S. market's rally. The following countries had exceptionally strong performance during the period under review: Italy (24.90 percent), Spain (17.84 percent), Switzerland (11.95 percent) and the United Kingdom (10.90 percent). The following core European markets lagged behind: France (3.78 percent), Germany (-0.37 percent) and the Netherlands (-4.59 percent).

The Series' underperformance versus the MSCI Index is attributable to its geographic allocation, which had more significant exposure to Japan and Asia than the index. In response to the continuing market decline in Japan and the economic crisis in the rest of Asia, the Series has since reduced

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

exposure to those markets. The Series' asset allocation targets now are 38 percent of net assets in Europe, 35 percent in the United States, 6 percent in Japan, emerging Asia and Latin America and 1 percent in other markets deemed to be attractive. The balance will be held in cash.

STRATEGIST SERIES

The Strategist Series posted a total return of 0.28 percent for the six-month period ended January 31, 1998, versus 2.94 percent for the Lipper Analytical Services Flexible Funds Index. Over the same period, the S&P 500 posted a total return of 3.55 percent and the Lehman Brothers Government/Corporate Bond Index posted a total return of 5.12 percent.

The Series' underperformance for the period under review, August 1997 to January 1998, was due to our asset allocation, which favored stocks and underweighted bonds. For the six-month period, the Strategist Series maintained an asset allocation target of 70 percent equities, 20 percent U.S. government and corporate bonds and 10 percent cash equivalents. This was a change from the first half of 1997 when the Series was positioned at roughly a 50 percent/50 percent stock and bond/cash blend. The move was made because of our view that corporate earnings growth would continue at an above average pace, therefore leading us to take a more aggressive approach toward the equity markets. The untimely currency crises in Indonesia, Singapore, Malaysia, and Thailand had the compounding negative effect of pummeling technology stocks and causing a rapid and significant flight to quality bond rally.

While the outperformance of bonds tied to the Asian Pacific crisis may have affected our strategy during the second half of the year, January 1998 has been a good month for the equity market. We would expect this trend to continue through the first quarter of 1998, at the very least, and provide improved returns to our shareholders based on our current allocation target.

The equity portion of the portfolio features an emphasis on the U.S. consumer, who is enjoying unprecedented financial liquidity tied to low unemployment and declining mortgage rates. We hold a number of retailers (Pier 1 Imports, Inc. and Kmart Corp.), consumer products companies (Colgate-Palmolive Co. and Kellogg Co.) and leisure-time service providers (Walt Disney Co.). The Series also holds significant exposure to technology, financial services and energy stocks.

The fixed-income portion of the portfolio is well diversified among both government and corporate issuers, varying in maturities, interest rates and duration. At the end of the period, the Series' bond portfolio (21 issues in all) had an average maturity of 9 1/4 years, an average yield of 6.25 percent and an average duration of 5 1/3 years.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

As the equity market continues to outperform other asset classes, we will gradually seek opportunities to decrease our exposure to stocks and raise our weightings to bonds and cash, protecting profits while continuing to seek attractive long-term total returns.

LOOKING AHEAD

We expect U.S. economic growth to remain relatively healthy in early 1998, with the Federal Reserve Board unlikely to raise interest rates. However, the central bank may need to reassess its current complacent stance on monetary policy during the year, should inordinately strong economic growth cause an unacceptable increase in inflation.

Asia's reestablishment of currency stability is paramount in order for the region's stock markets to make a sustainable recovery. Although the situation in Asia and its impact on European corporate earnings will continue to be monitored carefully, the underlying fundamentals of the European markets remain positive.

We appreciate your support of Dean Witter Retirement Series and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER RETIREMENT SERIES - LIQUID ASSET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)

                                                                        ANNUALIZED
PRINCIPAL                                                                YIELD ON
AMOUNT IN                                                                DATE OF        MATURITY
THOUSANDS                                                                PURCHASE         DATE            VALUE
------------------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER (18.5%)
           AUTOMOTIVE - FINANCE (8.3%)
$    700   Chrysler Financial Corp....................................    5.50%         02/12/98       $   698,721
     500   Ford Motor Credit Co.......................................     5.50         02/13/98           499,012
                                                                                                       -----------
                                                                                                         1,197,733
                                                                                                       -----------
           FINANCE - COMMERCIAL (3.4%)
     500   CIT Group Holdings, Inc....................................     5.50         02/27/98           497,953
                                                                                                       -----------
           FINANCE - CONSUMER (3.4%)
     500   American Express Credit Corp...............................     5.51         02/20/98           498,478
                                                                                                       -----------
           FINANCE - DIVERSIFIED (3.4%)
     500   General Electric Capital Corp..............................     5.50         02/06/98           499,543
                                                                                                       -----------

           TOTAL COMMERCIAL PAPER
           (AMORTIZED COST $2,693,707)...............................................................    2,693,707
                                                                                                       -----------

           U.S. GOVERNMENT AGENCIES (82.0%)
   1,920   Federal Farm Credit Bank...................................  5.43-5.45   02/04/98-02/18/98    1,916,911
   5,255   Federal Home Loan Mortgage Corp............................  5.44-5.57   02/02/98-02/04/98    5,253,204
   1,770   Federal National Mortgage Association......................  5.42-5.44   02/09/98-02/25/98    1,765,271
   1,000   Student Loan Marketing Association.........................     5.39         02/02/98           999,701
   2,000   Tennessee Valley Authority.................................     5.39         02/11/98         1,996,712
                                                                                                       -----------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $11,931,799)..............................................................   11,931,799
                                                                                                       -----------

TOTAL INVESTMENTS
(AMORTIZED COST $14,625,506) (a)...........................................................  100.5 %   14,625,506

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................   (0.5)       (71,178)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 14,554,328
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT MONEY MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)

                                                                         ANNUALIZED
PRINCIPAL                                                                 YIELD ON
AMOUNT IN                                                                 DATE OF        MATURITY
THOUSANDS                                                                 PURCHASE         DATE           VALUE
------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT AGENCIES (95.3%)
$   520    Federal Farm Credit Bank....................................  5.41-5.37%  02/04/98-02/11/98  $  519,377
    520    Federal Home Loan Banks.....................................     5.39         02/11/98          519,147
    240    Federal Home Loan Mortgage Corp.............................     5.57         02/02/98          239,926
                                                                                                        ----------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $1,278,450)................................................................   1,278,450
                                                                                                        ----------

           U.S. GOVERNMENT OBLIGATION (3.7%)
     50    U.S. Treasury Bill
             (AMORTIZED COST $49,964)..................................     5.32         02/05/98           49,964
                                                                                                        ----------

TOTAL INVESTMENTS
(AMORTIZED COST $1,328,414) (a).............................................................   99.0 %   1,328,414

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..............................................    1.0        13,475
                                                                                              ------  -----------

NET ASSETS..................................................................................  100.0 % $ 1,341,889
                                                                                              ------  -----------
                                                                                              ------  -----------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                                            COUPON      MATURITY
THOUSANDS                                                                            RATE          DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (98.2%)
           Government National Mortgage Assoc. I (69.0%)
$  2,569     ......................................................................  7.00%   11/15/23-03/15/27  $2,607,904
   3,588     ......................................................................  7.50    01/15/24-01/15/27   3,694,826
                                                                                                                ----------
                                                                                                                 6,302,730
                                                                                                                ----------
     932   Government National Mortgage Assoc. II (10.3%)..........................  7.00        03/20/26          943,806
                                                                                                                ----------
     900   Resolution Funding Corp Zero Coupon Strips (5.9%).......................  0.00        04/15/07          534,384
                                                                                                                ----------

           U.S. Treasury Notes (13.0%)
     100     ......................................................................  5.625       01/31/98           99,969
   1,050     ......................................................................  6.375       09/30/01        1,083,201
                                                                                                                ----------
                                                                                                                 1,183,170
                                                                                                                ----------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $8,706,194).......................................................................   8,964,090
                                                                                                                ----------

           SHORT-TERM INVESTMENT (1.7%)
           REPURCHASE AGREEMENT
     158   The Bank of New York
             (dated 01/30/98;
             proceeds $158,237) (a)
             (IDENTIFIED COST $158,166)............................................  5.375       02/02/98          158,166
                                                                                                                ----------

TOTAL INVESTMENTS
(IDENTIFIED COST $8,864,360) (b).....................................................................   99.9 %   9,122,256

OTHER ASSETS IN EXCESS OF LIABILITIES................................................................    0.1         6,187
                                                                                                       ------  -----------

NET ASSETS...........................................................................................  100.0 % $ 9,128,443
                                                                                                       ------  -----------
                                                                                                       ------  -----------

---------------------

(a) Collateralized by $115,874 U.S. Treasury Bond 8.75% due 08/15/20 valued at $161,330.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $264,269 and the aggregate gross unrealized depreciation is $6,373, resulting in net unrealized appreciation of $257,896.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                                                     COUPON   MATURITY
THOUSANDS                                                                                      RATE      DATE      VALUE
---------------------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (69.9%)
           AUTOMOBILE - RENTALS (4.4%)
$   100    Hertz Corp.......................................................................   6.00%   01/15/03  $   99,883
                                                                                                                 ----------
           AUTOMOTIVE - FINANCE (1.2%)
     25    General Motors Acceptance Corp...................................................   8.40    10/15/99      26,049
                                                                                                                 ----------
           BANK HOLDING COMPANIES (4.6%)
    100    Citicorp.........................................................................   7.125   09/01/05     104,775
                                                                                                                 ----------
           BANKS (10.9%)
    100    Bank One Corp....................................................................   7.60    05/01/07     108,623
    100    Shawmut Bank Connecticut, N.A....................................................   8.625   02/15/05     112,915
     25    Star Bank N.A....................................................................   6.375   03/01/04      25,207
                                                                                                                 ----------
                                                                                                                    246,745
                                                                                                                 ----------
           BROKERAGE (9.0%)
    100    Bear Stearns Companies, Inc......................................................   6.75    08/15/00     101,909
    100    Salomon, Inc.....................................................................   6.50    03/01/00     101,019
                                                                                                                 ----------
                                                                                                                    202,928
                                                                                                                 ----------
           CHEMICALS - DIVERSIFIED (4.5%)
    100    Dupont (E.I.) de Nemours & Co., Inc..............................................   6.50    09/01/02     102,621
                                                                                                                 ----------
           CHEMICALS - SPECIALTY (4.5%)
    100    Millennium America, Inc..........................................................   7.00    11/15/06     101,489
                                                                                                                 ----------
           DATA PROCESSING (4.6%)
    100    Oracle Corp......................................................................   6.91    02/15/07     103,316
                                                                                                                 ----------
           FINANCIAL (9.1%)
    100    Ikon Capital Inc.................................................................   6.73    06/15/01     102,350
    100    Nac Re Corp......................................................................   8.00    06/15/99     102,820
                                                                                                                 ----------
                                                                                                                    205,170
                                                                                                                 ----------
           FOREIGN GOVERNMENT (4.4%)
    100    State of Israel..................................................................   6.375   12/15/05      98,683
                                                                                                                 ----------
           LEISURE (4.8%)
    100    Royal Caribbean Cruises..........................................................   8.25    04/01/05     109,214
                                                                                                                 ----------
           MANUFACTURING (2.2%)
     50    Reebok International Ltd. (United Kingdom).......................................   6.75    09/15/05      50,081
                                                                                                                 ----------
           PAPER & FOREST PRODUCTS (4.5%)
    100    Noranda Forest, Inc. (Canada)....................................................   6.875   11/15/05     102,122
                                                                                                                 ----------
           TEXTILES (1.2%)
     25    Burlington Industries, Inc.......................................................   7.25    09/15/05      25,896
                                                                                                                 ----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $1,537,322)........................................................................   1,578,972
                                                                                                                 ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                                     COUPON   MATURITY
THOUSANDS                                                                                      RATE      DATE      VALUE
---------------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATIONS (24.8%)
$   100    U.S. Treasury Note...............................................................   6.125%  03/31/98  $  100,112
    100    U.S. Treasury Note...............................................................   6.625   06/30/01     103,776
    300    U.S. Treasury Note...............................................................   5.875   11/30/01     304,776
     50    U.S. Treasury Note...............................................................   6.25    01/31/02      51,480
                                                                                                                 ----------

           TOTAL U.S. GOVERNMENT OBLIGATIONS
           (IDENTIFIED COST $549,070)..........................................................................     560,144
                                                                                                                 ----------

           SHORT-TERM INVESTMENT (a) (3.3%)
           U.S. GOVERNMENT AGENCY
     75    Federal Home Loan Mortgage Corp.
             (AMORTIZED COST $74,989).......................................................   6.00    02/02/98      74,989
                                                                                                                 ----------

TOTAL INVESTMENTS
(IDENTIFIED COST $2,161,381) (b)......................................................................   98.0 %   2,214,105

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES........................................................    2.0        45,526
                                                                                                        ------  -----------

NET ASSETS............................................................................................  100.0 % $ 2,259,631
                                                                                                        ------  -----------
                                                                                                        ------  -----------

---------------------

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $54,790 and the aggregate gross unrealized depreciation is $2,066, resulting in net unrealized appreciation of $52,724.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (93.5%)
           AGRICULTURE RELATED (0.9%)
   2,000   Dekalb Genetics Corp. (Class B).........................................................  $    54,750
   7,333   Delta & Pine Land Co....................................................................      219,990
   2,000   Pioneer Hi-Bred International, Inc......................................................      200,125
                                                                                                     -----------
                                                                                                         474,865
                                                                                                     -----------
           AUTO RELATED (0.1%)
   2,000   Budget Group, Inc. (Class A)*...........................................................       69,875
                                                                                                     -----------
           BANKS (6.9%)
   5,000   AmSouth Bancorporation..................................................................      270,000
   1,200   City National Corp......................................................................       39,825
   1,000   Comerica, Inc...........................................................................       94,375
 200,000   Credito Italiano SpA (Italy)............................................................      746,959
   4,200   Crestar Financial Corp..................................................................      220,500
  17,000   Hibernia Corp. (Class A)................................................................      324,062
   5,000   Mellon Bank Corp........................................................................      301,875
   6,500   Northern Trust Corp.....................................................................      437,531
   4,000   PNC Bank Corp...........................................................................      206,250
   1,000   Southtrust Corp.........................................................................       56,437
   2,000   Summit Bancorp..........................................................................      100,000
   2,000   Union Planters Corp.....................................................................      123,000
   1,500   Wells Fargo & Co........................................................................      463,500
   2,000   Westamerica Bancorporation..............................................................      190,000
                                                                                                     -----------
                                                                                                       3,574,314
                                                                                                     -----------
           BIOTECHNOLOGY (2.2%)
   1,000   Arterial Vascular Engineering, Inc.*....................................................       73,250
  13,000   Centocor, Inc.*.........................................................................      520,812
   3,000   Genzyme Corp. General Division*.........................................................       80,062
   4,000   Gilead Sciences, Inc.*..................................................................      162,000
   7,000   IDEC Pharmaceuticals Corp.*.............................................................      292,250
                                                                                                     -----------
                                                                                                       1,128,374
                                                                                                     -----------
           BUILDING & CONSTRUCTION (0.3%)
   7,000   D.R. Horton, Inc........................................................................      138,250
                                                                                                     -----------
           CABLE/CELLULAR (4.1%)
  16,000   Comcast Corp. (Class A Special).........................................................      499,000
   4,000   Comcast Corp. (Class A).................................................................      124,250
   7,000   Cox Communications, Inc. (Class A)*.....................................................      258,125
   7,000   HSN, Inc.*..............................................................................      333,375
  12,000   Tele-Communications, Inc. (Class A)*....................................................      336,000

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   9,000   Time Warner, Inc........................................................................  $   577,687
                                                                                                     -----------
                                                                                                       2,128,437
                                                                                                     -----------
           CAPITAL GOODS (0.6%)
   4,000   General Electric Co.....................................................................      310,000
                                                                                                     -----------
           COMMUNICATIONS EQUIPMENT (2.5%)
   7,000   CIENA Corp.*............................................................................      385,437
   5,000   Cisco Systems, Inc.*....................................................................      315,312
   3,000   Lucent Technologies Inc.................................................................      265,500
   4,000   Nokia Corp. (ADR) (Finland).............................................................      304,000
                                                                                                     -----------
                                                                                                       1,270,249
                                                                                                     -----------
           COMPUTER EQUIPMENT (0.7%)
   4,000   SCI Systems, Inc.*......................................................................      174,000
   4,000   Sun Microsystems, Inc.*.................................................................      191,750
                                                                                                     -----------
                                                                                                         365,750
                                                                                                     -----------
           COMPUTER SOFTWARE (8.6%)
   5,000   Arbor Software Corp.*...................................................................      187,812
   4,500   BMC Software, Inc.*.....................................................................      304,875
   3,000   CBT Group PLC (ADR) (Ireland)*..........................................................      272,250
   1,000   Citrix Systems, Inc.*...................................................................       68,750
  10,000   Computer Associates International, Inc..................................................      531,875
  11,000   Compuware Corp.*........................................................................      429,000
   7,000   Electronic Arts, Inc.*..................................................................      251,562
   5,000   Legato Systems, Inc.*...................................................................      229,375
   7,000   Manugistics Group, Inc.*................................................................      281,750
   4,000   Microsoft Corp.*........................................................................      596,750
  13,000   PeopleSoft, Inc.*.......................................................................      455,812
   6,000   Platinum Technology, Inc.*..............................................................      168,000
   1,000   SAP AG (Pref.) (Germany)................................................................      363,040
   6,000   Veritas Software Corp.*.................................................................      294,750
                                                                                                     -----------
                                                                                                       4,435,601
                                                                                                     -----------
           CONSUMER - NONCYCLICAL (3.9%)
   9,000   Alberto-Culver Co. (Class B)............................................................      266,625
   6,000   Clorox Co...............................................................................      459,750
   8,000   Heinz (H.J.) Co.........................................................................      443,500
   5,000   Keebler Foods Co.*......................................................................      137,500
   6,000   Nabisco Holdings Corp. (Class A)........................................................      248,250
   3,000   Procter & Gamble Co.....................................................................      235,125
   2,500   Quaker Oats Company (The)...............................................................      134,375
   2,000   Sara Lee Corp...........................................................................      109,125
                                                                                                     -----------
                                                                                                       2,034,250
                                                                                                     -----------
           CONSUMER BUSINESS SERVICES (4.5%)
   8,000   Automatic Data Processing, Inc..........................................................      478,500
  19,224   Cendant Corp.*..........................................................................      651,213
  10,000   Corrections Corp. of America*...........................................................      368,750

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  10,000   Paychex, Inc............................................................................  $   478,750
   8,000   Sysco Corp..............................................................................      358,000
                                                                                                     -----------
                                                                                                       2,335,213
                                                                                                     -----------
           CONSUMER PRODUCTS (7.1%)
  10,000   Albertson's, Inc........................................................................      476,875
   4,600   CVS Corp................................................................................      301,587
   5,000   Dominick's Supermarkets, Inc.*..........................................................      198,125
  15,000   Fred Meyer, Inc.*.......................................................................      553,125
  15,000   Kroger Co.*.............................................................................      586,875
   8,000   Rite Aid Corp...........................................................................      499,500
   8,000   Safeway, Inc.*..........................................................................      531,500
  15,600   Walgreen Co.............................................................................      516,750
                                                                                                     -----------
                                                                                                       3,664,337
                                                                                                     -----------
           DRUGS (7.6%)
  10,000   ALZA Corp. (Class A)*...................................................................      356,250
   5,000   Bristol-Myers Squibb Co.................................................................      498,437
   2,000   Cardinal Health, Inc....................................................................      154,875
   3,000   Dura Pharmaceuticals, Inc.*.............................................................      119,063
   8,000   Lilly (Eli) & Co........................................................................      540,000
   5,000   Medicis Pharmaceutical Corp. (Class A)*.................................................      232,500
     160   Novartis AG (Switzerland)...............................................................      274,255
   6,300   Pfizer, Inc.............................................................................      516,206
   8,000   Schering-Plough Corp....................................................................      579,000
   4,200   Warner-Lambert Co.......................................................................      632,100
                                                                                                     -----------
                                                                                                       3,902,686
                                                                                                     -----------
           ENERGY (1.2%)
   4,200   Halliburton Co..........................................................................      188,738
   5,800   Schlumberger, Ltd.......................................................................      427,388
                                                                                                     -----------
                                                                                                         616,126
                                                                                                     -----------
           FINANCIAL - MISCELLANEOUS (5.3%)
   2,000   American Express Co.....................................................................      167,375
   3,000   Associates First Capital Corp. (Class A)................................................      204,000
   2,200   Donaldson, Lufkin & Jenrette, Inc.......................................................      154,688
   6,350   Edwards (A.G.), Inc.....................................................................      240,506
   9,000   Fannie Mae..............................................................................      555,750
  12,000   Freddie Mac.............................................................................      534,000
   7,000   Hambrecht & Quist Group*................................................................      221,813
     500   Legg Mason, Inc.........................................................................       24,719
   4,000   Lehman Brothers Holdings, Inc...........................................................      217,250
   6,500   Paine Webber Group, Inc.................................................................      206,781
   4,000   Providian Financial Corp................................................................      195,500
                                                                                                     -----------
                                                                                                       2,722,382
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           HEALTHCARE PRODUCTS & SERVICES (4.0%)
  12,000   HBO & Co................................................................................  $   627,750
  24,000   Health Management Associates, Inc. (Class A)*...........................................      574,500
  14,000   Healthsouth Corp.*......................................................................      314,125
  10,000   Renal Treatment Centers, Inc.*..........................................................      320,625
   9,000   Total Renal Care Holdings, Inc.*........................................................      218,813
                                                                                                     -----------
                                                                                                       2,055,813
                                                                                                     -----------
           INSURANCE (2.6%)
   6,000   Allstate Corp...........................................................................      531,000
   3,000   Equitable Companies, Inc................................................................      138,000
   2,100   Marsh & McLennan Companies, Inc.........................................................      155,138
   5,100   SunAmerica, Inc.........................................................................      204,956
   1,500   Torchmark Corp..........................................................................       62,344
   5,500   Travelers Group, Inc....................................................................      272,250
                                                                                                     -----------
                                                                                                       1,363,688
                                                                                                     -----------
           INTERNET (3.5%)
   8,000   America Online, Inc.*...................................................................      765,500
   6,000   Checkfree Holdings Corp.*...............................................................      147,000
  14,000   Excite, Inc.*...........................................................................      596,750
   5,000   Yahoo! Inc.*............................................................................      316,875
                                                                                                     -----------
                                                                                                       1,826,125
                                                                                                     -----------
           MEDIA GROUP (8.4%)
  22,000   CBS Corp................................................................................      658,625
  14,000   Chancellor Media Corp.*.................................................................      481,250
   7,000   Clear Channel Communications, Inc.*.....................................................      539,000
   5,000   Gannett Co., Inc........................................................................      302,500
   8,000   Jacor Communications, Inc.*.............................................................      400,000
   7,000   News Corp., Ltd. (ADR) (Australia)......................................................      174,125
  19,800   Outdoor Systems, Inc.*..................................................................      475,200
   7,300   Tribune Co..............................................................................      443,475
   8,000   Univision Communications, Inc. (Class A)*...............................................      305,000
   5,000   Viacom, Inc. (Class B)*.................................................................      208,750
   3,500   Walt Disney Co..........................................................................      372,969
                                                                                                     -----------
                                                                                                       4,360,894
                                                                                                     -----------
           MEDICAL SUPPLIES (2.8%)
   5,000   Becton, Dickinson & Co..................................................................      315,625
   8,500   Guidant Corp............................................................................      546,125
   7,300   Medtronic, Inc..........................................................................      372,756
   3,700   Sofamor Danek Group, Inc.*..............................................................      231,713
                                                                                                     -----------
                                                                                                       1,466,219
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           MULTI-LINE INSURANCE (0.3%)
   2,000   Lincoln National Corp...................................................................  $   151,375
                                                                                                     -----------
           RESTAURANTS (0.7%)
  10,000   Cracker Barrel Old Country Store, Inc...................................................      346,250
                                                                                                     -----------
           RETAIL (8.1%)
   6,000   Barnes & Noble, Inc.*...................................................................      190,875
  20,000   Costco Companies, Inc.*.................................................................      867,500
     950   Dollar General Corp.....................................................................       34,556
  16,000   Family Dollar Stores, Inc...............................................................      510,000
   8,000   Gap, Inc................................................................................      312,500
   6,000   General Nutrition Companies, Inc.*......................................................      216,375
   9,500   Home Depot, Inc.........................................................................      572,969
   7,200   Lowe's Companies, Inc...................................................................      364,050
  12,000   Mattel, Inc.............................................................................      486,000
  10,000   Proffitt's, Inc.*.......................................................................      293,750
   8,200   Wal-Mart Stores, Inc....................................................................      326,975
                                                                                                     -----------
                                                                                                       4,175,550
                                                                                                     -----------
           SEMICONDUCTORS (1.1%)
   3,000   Linear Technology Corp..................................................................      198,000
   3,000   Maxim Integrated Products, Inc.*........................................................      103,875
   8,000   Micron Technology, Inc.*................................................................      277,000
                                                                                                     -----------
                                                                                                         578,875
                                                                                                     -----------
           TELECOMMUNICATIONS (2.0%)
   6,000   Ameritech Corp..........................................................................      257,625
   4,000   Intermedia Communications Inc.*.........................................................      246,000
   9,000   LCI International, Inc.*................................................................      258,188
   5,000   Teleport Communications Group Inc. (Class A)*...........................................      279,063
                                                                                                     -----------
                                                                                                       1,040,876
                                                                                                     -----------
           UTILITIES (3.5%)
  13,000   Consolidated Edison Co. of New York, Inc................................................      537,063
  30,000   DPL, Inc................................................................................      549,375
   5,000   GTE Corp................................................................................      272,813
   4,000   New York State Electric & Gas Corp......................................................      141,000
   5,000   SCANA Corp..............................................................................      140,938
   3,000   U.S. West Communications Group..........................................................      144,377
                                                                                                     -----------
                                                                                                       1,785,566
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $42,086,011)...........................................................  $48,321,940
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATION (4.0%)
$  1,900   U.S. Treasury Bond 6.375% due 08/15/27 (IDENTIFIED COST $1,918,109).....................  $ 2,040,220
                                                                                                     -----------

           SHORT-TERM INVESTMENT (a) (3.1%)
           U.S. GOVERNMENT AGENCY
   1,600   Federal Home Loan Mortgage Corp. 5.57% due 02/02/98
             (IDENTIFIED COST $1,599,752)..........................................................    1,599,752
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $45,603,872) (b)..........................................................  100.6 %   51,961,912

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................   (0.6)      (306,378)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 51,655,534
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $6,838,484 and the aggregate gross unrealized depreciation is $480,444, resulting in net unrealized appreciation of $6,358,040.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (102.3%)
           APPAREL & FOOTWEAR (0.9%)
     600   Nautica Enterprises, Inc.*...............................................................  $   16,800
     250   Tommy Hilfiger Corp.*....................................................................      10,891
                                                                                                      ----------
                                                                                                          27,691
                                                                                                      ----------
           BANKING (1.1%)
     600   State Street Corp........................................................................      33,600
                                                                                                      ----------
           BUILDING MATERIALS (2.6%)
   1,300   Southdown, Inc...........................................................................      81,981
                                                                                                      ----------
           CAPITAL GOODS (2.1%)
   1,500   Tyco International Ltd...................................................................      66,562
                                                                                                      ----------
           COMPUTER SOFTWARE (7.7%)
     600   Cadence Design Systems, Inc.*............................................................      16,800
     900   Computer Associates International, Inc...................................................      47,869
   1,000   Microsoft Corp.*.........................................................................     149,187
     800   Security Dynamics Technologies, Inc.*....................................................      28,200
                                                                                                      ----------
                                                                                                         242,056
                                                                                                      ----------
           COMPUTERS - SYSTEMS (3.3%)
   1,550   EMC Corp.*...............................................................................      50,472
   1,100   Sun Microsystems, Inc.*..................................................................      52,731
                                                                                                      ----------
                                                                                                         103,203
                                                                                                      ----------
           CONSUMER SERVICES (2.5%)
   3,000   AccuStaff, Inc.*.........................................................................      77,250
                                                                                                      ----------
           DRUGS (12.6%)
   1,500   Elan Corp. PLC (ADR) (Ireland)*..........................................................      77,906
   1,800   Medicis Pharmaceutical Corp. (Class A)*..................................................      83,700
   1,100   Pfizer, Inc..............................................................................      90,131
     600   Warner-Lambert Co........................................................................      90,300
   1,500   Watson Pharmaceuticals, Inc.*............................................................      55,125
                                                                                                      ----------
                                                                                                         397,162
                                                                                                      ----------
           ENVIRONMENTAL CONTROL (2.1%)
   4,000   Newpark Resources, Inc.*.................................................................      65,000
                                                                                                      ----------
           FINANCIAL - MISCELLANEOUS (11.8%)
     200   Household International, Inc.............................................................      24,900
   2,900   MBNA Corp................................................................................      90,081
   2,000   Providian Financial Corp.................................................................      97,750
   2,000   SunAmerica, Inc..........................................................................      80,375
   1,600   Travelers Group, Inc.....................................................................      79,200
                                                                                                      ----------
                                                                                                         372,306
                                                                                                      ----------
           HEALTHCARE PRODUCTS & SERVICES (2.1%)
   1,100   Express Scripts, Inc. (Class A)*.........................................................      67,375
                                                                                                      ----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           HOME BUILDING (0.8%)
     700   Oakwood Homes Corp.......................................................................  $   25,156
                                                                                                      ----------
           HOSPITAL MANAGEMENT (3.7%)
   2,800   Quorum Health Group, Inc.*...............................................................      70,000
   1,000   Universal Health Services, Inc. (Class B)*...............................................      46,625
                                                                                                      ----------
                                                                                                         116,625
                                                                                                      ----------
           HOUSEHOLD FURNISHINGS & APPLIANCES (2.3%)
   1,500   Ethan Allen Interiors, Inc...............................................................      71,812
                                                                                                      ----------
           INSURANCE (5.2%)
   1,800   Conseco, Inc.............................................................................      82,350
   1,200   MGIC Investment Corp.....................................................................      81,150
                                                                                                      ----------
                                                                                                         163,500
                                                                                                      ----------
           MACHINERY - DIVERSIFIED (2.3%)
   1,400   Deere & Co...............................................................................      73,850
                                                                                                      ----------
           MEDIA (2.4%)
   1,000   Clear Channel Communications, Inc.*......................................................      77,000
                                                                                                      ----------
           OIL DRILLING & SERVICES (1.3%)
   1,300   R & B Falcon Corp.*......................................................................      39,325
                                                                                                      ----------
           OIL EQUIPMENT & SERVICES (3.5%)
   5,250   Global Industries Ltd.*..................................................................      76,453
   1,700   Varco International, Inc.*...............................................................      34,850
                                                                                                      ----------
                                                                                                         111,303
                                                                                                      ----------
           RESTAURANTS (1.2%)
   1,000   Starbucks Corp.*.........................................................................      36,562
                                                                                                      ----------
           RETAIL - DEPARTMENT STORES (4.0%)
   2,700   Proffitt's, Inc.*........................................................................      79,313
   1,200   Stage Stores, Inc.*......................................................................      46,500
                                                                                                      ----------
                                                                                                         125,813
                                                                                                      ----------
           RETAIL - DRUG STORES (2.0%)
     750   Rite Aid Corp............................................................................      46,828
     500   Walgreen Co..............................................................................      16,563
                                                                                                      ----------
                                                                                                          63,391
                                                                                                      ----------
           RETAIL - FOOD CHAINS (4.8%)
   2,000   Kroger Co.*..............................................................................      78,250
   1,100   Safeway, Inc.*...........................................................................      73,081
                                                                                                      ----------
                                                                                                         151,331
                                                                                                      ----------
           RETAIL - GENERAL MERCHANDISE (2.7%)
   1,100   Consolidated Stores Corp.*...............................................................      45,238
   1,100   Dollar General Corp......................................................................      40,013
                                                                                                      ----------
                                                                                                          85,251
                                                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           RETAIL - SPECIALTY (3.9%)
   1,200   CompUSA, Inc.*...........................................................................  $   37,125
   2,400   General Nutrition Companies, Inc.*.......................................................      86,550
                                                                                                      ----------
                                                                                                         123,675
                                                                                                      ----------
           RETAIL STORES (2.3%)
   2,600   Staples, Inc.*...........................................................................      70,850
                                                                                                      ----------
           TELECOMMUNICATIONS - LONG DISTANCE (2.7%)
   3,000   LCI International, Inc.*.................................................................      86,063
                                                                                                      ----------
           TELECOMMUNICATIONS - WIRELESS (2.4%)
   1,700   Airtouch Communications, Inc.*...........................................................      74,588
                                                                                                      ----------
           TELECOMMUNICATIONS EQUIPMENT (3.4%)
   2,100   Tellabs, Inc.*...........................................................................     107,363
                                                                                                      ----------
           UTILITIES - ELECTRIC (2.6%)
   1,900   AES Corp.*...............................................................................      81,344
                                                                                                      ----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $2,757,715).............................................................   3,218,988
                                                                                                      ----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (1.9%)
           U.S. GOVERNMENT AGENCY
$     60   Federal Home Loan Mortgage Corp. 5.57% due 02/02/98 (AMORTIZED COST $59,990).............  $   59,990
                                                                                                      ----------

TOTAL INVESTMENTS
(IDENTIFIED COST $2,817,705) (b)............................................................  104.2 %   3,278,978

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS..............................................   (4.2)     (133,479)
                                                                                              ------  -----------

NET ASSETS..................................................................................  100.0 % $ 3,145,499
                                                                                              ------  -----------
                                                                                              ------  -----------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $505,750 and the aggregate gross unrealized depreciation is $44,477, resulting in net unrealized appreciation of $461,273.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (102.1%)
           AEROSPACE (2.7%)
  55,000   Raytheon Co. (Class B).................................................................  $  2,866,875
                                                                                                    ------------
           ALUMINUM (2.8%)
  39,000   Aluminum Co. of America................................................................     2,978,625
                                                                                                    ------------
           AUTOMOTIVE (5.5%)
  82,000   Chrysler Corp..........................................................................     2,854,625
  58,000   Ford Motor Co..........................................................................     2,958,000
                                                                                                    ------------
                                                                                                       5,812,625
                                                                                                    ------------
           BANKS (2.5%)
  45,500   NationsBank Corp.......................................................................     2,730,000
                                                                                                    ------------
           BANKS - MONEY CENTER (2.7%)
  41,000   BankAmerica Corp.......................................................................     2,913,562
                                                                                                    ------------
           BEVERAGES - SOFT DRINKS (2.7%)
  80,500   PepsiCo Inc............................................................................     2,903,031
                                                                                                    ------------
           CHEMICALS (5.4%)
  50,500   Du Pont (E.I.) de Nemours & Co., Inc...................................................     2,859,562
  48,500   Eastman Chemical Co....................................................................     2,888,781
                                                                                                    ------------
                                                                                                       5,748,343
                                                                                                    ------------
           COMPUTERS - SYSTEMS (2.6%)
  28,300   International Business Machines Corp...................................................     2,792,856
                                                                                                    ------------
           CONGLOMERATES (5.4%)
  34,000   Minnesota Mining & Manufacturing Co....................................................     2,839,000
  72,000   Tenneco, Inc...........................................................................     2,920,500
                                                                                                    ------------
                                                                                                       5,759,500
                                                                                                    ------------
           DRUGS (2.7%)
  28,500   Bristol-Myers Squibb Co................................................................     2,841,094
                                                                                                    ------------
           DRUGS & HEALTHCARE (2.7%)
  41,000   Abbott Laboratories....................................................................     2,903,312
                                                                                                    ------------
           ELECTRIC - MAJOR (2.8%)
  38,000   General Electric Co....................................................................     2,945,000
                                                                                                    ------------
           ENERGY (2.7%)
  46,000   Kerr-McGee Corp........................................................................     2,880,750
                                                                                                    ------------
           FOODS (5.2%)
  53,200   Quaker Oats Company (The)..............................................................     2,859,500
  46,500   Unilever NV (ADR) (Netherlands)........................................................     2,653,406
                                                                                                    ------------
                                                                                                       5,512,906
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MACHINERY - AGRICULTURAL (2.6%)
  53,000   Deere & Co.............................................................................  $  2,795,750
                                                                                                    ------------
           MANUFACTURING - DIVERSIFIED (2.8%)
  42,000   Honeywell, Inc.........................................................................     2,942,625
                                                                                                    ------------
           METALS - MISCELLANEOUS (2.7%)
  44,500   Phelps Dodge Corp......................................................................     2,931,438
                                                                                                    ------------
           NATURAL GAS (2.7%)
  69,000   Enron Corp.............................................................................     2,859,188
                                                                                                    ------------
           OFFICE EQUIPMENT (2.7%)
  64,000   Pitney Bowes, Inc......................................................................     2,936,000
                                                                                                    ------------
           OIL - DOMESTIC (5.4%)
  34,500   Amoco Corp.............................................................................     2,807,438
  55,000   Ashland, Inc...........................................................................     2,901,250
                                                                                                    ------------
                                                                                                       5,708,688
                                                                                                    ------------
           OIL - INTEGRATED - INTERNATIONAL (2.6%)
  46,200   Exxon Corp.............................................................................     2,740,238
                                                                                                    ------------
           PAPER & FOREST PRODUCTS (2.7%)
  57,300   Weyerhaeuser Co........................................................................     2,854,256
                                                                                                    ------------
           PHOTOGRAPHY (2.7%)
  44,000   Eastman Kodak Co.......................................................................     2,871,000
                                                                                                    ------------
           RAILROADS (2.7%)
  54,000   CSX Corp...............................................................................     2,862,000
                                                                                                    ------------
           RETAIL - DEPARTMENT STORES (2.7%)
  54,000   May Department Stores Co...............................................................     2,838,375
                                                                                                    ------------
           RETAIL - FOOD CHAINS (2.7%)
 131,000   American Stores Co.....................................................................     2,849,250
                                                                                                    ------------
           STEEL (2.6%)
  87,000   Timken Co..............................................................................     2,805,750
                                                                                                    ------------
           TELECOMMUNICATIONS (5.4%)
  31,400   Bell Atlantic Corp.....................................................................     2,906,463
  48,500   Sprint Corp............................................................................     2,879,687
                                                                                                    ------------
                                                                                                       5,786,150
                                                                                                    ------------
           TOBACCO (2.7%)
  68,500   Philip Morris Companies, Inc...........................................................     2,842,750
                                                                                                    ------------
           UTILITIES - ELECTRIC (8.0%)
 109,400   Houston Industries, Inc................................................................     2,858,075
  66,700   New England Electric System............................................................     2,801,400

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  90,500   Unicom Corp............................................................................  $  2,805,500
                                                                                                    ------------
                                                                                                       8,464,975
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $87,103,223) (a).........................................................  102.1 %   108,676,912

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (2.1)     (2,235,582)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 106,441,330
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $22,005,652 and the aggregate gross unrealized depreciation is $431,963, resulting in net unrealized appreciation of $21,573,689.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.4%)
           NATURAL GAS (17.3%)
   4,000   Enron Corp...............................................................................  $  165,750
   4,000   KeySpan Energy Corp......................................................................     136,250
   5,000   MCN Corp.................................................................................     185,000
   2,000   Mobil Corp...............................................................................     136,250
   3,000   Pacific Enterprises......................................................................     108,187
   5,000   Swift Energy Co.*........................................................................      90,000
   6,000   Williams Companies, Inc..................................................................     171,000
                                                                                                      ----------
                                                                                                         992,437
                                                                                                      ----------
           TELECOMMUNICATIONS (25.1%)
   4,000   BCE, Inc. (Canada).......................................................................     125,000
   2,500   BellSouth Corp...........................................................................     151,406
   5,000   Cincinnati Bell, Inc.....................................................................     179,375
   3,000   COLT Telecom Group plc (ADR) (United Kingdom)*...........................................     181,125
   4,000   GTE Corp.................................................................................     218,250
   4,000   LCI International, Inc.*.................................................................     114,750
   3,000   Sprint Corp..............................................................................     178,125
   2,000   Teleport Communications Group Inc. (Class A)*............................................     111,625
   5,000   WorldCom, Inc.*..........................................................................     179,062
                                                                                                      ----------
                                                                                                       1,438,718
                                                                                                      ----------
           UTILITIES - ELECTRIC (52.6%)
   3,000   AES Corp.*...............................................................................     128,437
   3,000   American Electric Power Co...............................................................     147,937
   3,000   CILCORP, Inc.............................................................................     134,250
   4,000   CINergy Corp.............................................................................     138,000
   4,000   CMS Energy Corp..........................................................................     170,250
   8,250   DPL, Inc.................................................................................     151,078
   4,000   DQE, Inc.................................................................................     130,750
   3,000   Duke Power Co............................................................................     162,563
   4,500   Edison International.....................................................................     120,938
   5,000   Florida Progress Corp....................................................................     191,563
   4,000   GPU, Inc.................................................................................     157,250
   4,000   MDU Resources Group, Inc.................................................................     119,500
   4,500   New Century Energies, Inc................................................................     205,031
   3,000   NIPSCO Industries, Inc...................................................................     153,188
   4,500   PacifiCorp...............................................................................     104,344
   4,000   Pinnacle West Capital Corp...............................................................     160,000
   5,000   Sierra Pacific Resources.................................................................     176,875
   6,000   Teco Energy, Inc.........................................................................     155,625

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   4,000   Utilicorp United, Inc....................................................................  $  141,500
   4,000   Western Resources, Inc...................................................................     163,000
                                                                                                      ----------
                                                                                                       3,012,079
                                                                                                      ----------
           WATER (2.4%)
   5,000   American Water Works Company, Inc........................................................     135,000
                                                                                                      ----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $4,211,298).............................................................   5,578,234
                                                                                                      ----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (3.6%)
           REPURCHASE AGREEMENT
$    203   The Bank of New York 5.375% due 02/02/98 (dated 01/30/98; proceeds $202,961) (a)
             (IDENTIFIED COST $202,870).............................................................     202,870
                                                                                                      ----------

TOTAL INVESTMENTS
(IDENTIFIED COST $4,414,168) (b)............................................................  101.0 %   5,781,104

LIABILITIES IN EXCESS OF OTHER ASSETS.......................................................   (1.0)      (55,368)
                                                                                              ------  -----------

NET ASSETS..................................................................................  100.0 % $ 5,725,736
                                                                                              ------  -----------
                                                                                              ------  -----------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Collateralized by $201,162 U.S. Treasury Note 6.75% due 05/31/99 valued at $206,927.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,407,342 and the aggregate gross unrealized depreciation is $40,406, resulting in net unrealized appreciation of $1,366,936.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (99.3%)
           ADVERTISING/MARKETING SERVICES (0.6%)
   1,000   Cognizant Corp..........................................................................  $    45,375
     900   Interpublic Group of Companies, Inc.....................................................       44,156
   1,000   Omnicom Group, Inc......................................................................       40,562
                                                                                                     -----------
                                                                                                         130,093
                                                                                                     -----------
           AEROSPACE & DEFENSE (0.8%)
     850   Boeing Co...............................................................................       40,428
     550   General Dynamics Corp...................................................................       47,437
     450   Lockheed Martin Corp....................................................................       46,828
     350   Northrop Grumman Corp...................................................................       42,919
                                                                                                     -----------
                                                                                                         177,612
                                                                                                     -----------
           AGRICULTURAL PRODUCTS (0.4%)
   2,105   Archer-Daniels-Midland Co...............................................................       44,337
     500   Pioneer Hi-Bred International, Inc......................................................       50,031
                                                                                                     -----------
                                                                                                          94,368
                                                                                                     -----------
           AIR FREIGHT (0.2%)
     700   Federal Express Corp.*..................................................................       45,544
                                                                                                     -----------
           AIRLINES (0.7%)
     300   AMR Corp.*..............................................................................       37,875
     350   Delta Air Lines, Inc....................................................................       39,944
   1,600   Southwest Airlines Co...................................................................       41,700
     700   US Airways Group Inc.*..................................................................       42,656
                                                                                                     -----------
                                                                                                         162,175
                                                                                                     -----------
           ALUMINUM (0.6%)
   1,400   Alcan Aluminium Ltd. (Canada)...........................................................       41,212
     600   Aluminum Co. of America.................................................................       45,825
     650   Reynolds Metals Co......................................................................       40,991
                                                                                                     -----------
                                                                                                         128,028
                                                                                                     -----------
           AUTO PARTS - AFTER MARKET (1.6%)
   1,850   Cooper Tire & Rubber Co.................................................................       44,516
   1,000   Dana Corp...............................................................................       50,125
   1,250   Echlin, Inc.............................................................................       44,453
   1,275   Genuine Parts Co........................................................................       42,314
     750   Goodyear Tire & Rubber Co...............................................................       46,969
   1,500   ITT Industries, Inc.....................................................................       46,505
   1,000   Snap-On, Inc............................................................................       39,187
     800   TRW, Inc................................................................................       40,700
                                                                                                     -----------
                                                                                                         354,769
                                                                                                     -----------
           AUTOMOBILES (0.6%)
   1,100   Chrysler Corp...........................................................................       38,294
     900   Ford Motor Co...........................................................................       45,900
     700   General Motors Corp.....................................................................       40,556
                                                                                                     -----------
                                                                                                         124,750
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           BANKS - MONEY CENTER (1.6%)
     700   BankAmerica Corp........................................................................  $    49,744
     450   Bankers Trust New York Corp.............................................................       46,941
     400   Chase Manhattan Corp....................................................................       42,875
     350   Citicorp................................................................................       41,650
     650   First Chicago NBD Corp..................................................................       48,506
     900   First Union Corp........................................................................       43,256
     400   Morgan (J.P.) & Co., Inc................................................................       40,475
     700   NationsBank Corp........................................................................       42,000
                                                                                                     -----------
                                                                                                         355,447
                                                                                                     -----------
           BANKS - REGIONAL (4.7%)
     800   Banc One Corp...........................................................................       44,700
     800   Bank of New York Co., Inc...............................................................       43,350
     550   BankBoston Corp.........................................................................       49,225
     650   BB & T Corp.............................................................................       38,309
     500   Comerica, Inc...........................................................................       47,187
     600   CoreStates Financial Corp...............................................................       45,900
     600   Fifth Third Bancorp.....................................................................       45,750
     700   Fleet Financial Group, Inc..............................................................       50,137
   1,200   Huntington Bancshares, Inc..............................................................       40,050
     700   KeyCorp.................................................................................       45,500
     800   Mellon Bank Corp........................................................................       48,300
     750   National City Corp......................................................................       45,141
     600   Northern Trust Corp.....................................................................       40,387
   1,200   Norwest Corp............................................................................       43,800
     800   PNC Bank Corp...........................................................................       41,250
     450   Republic New York Corp..................................................................       48,994
     700   State Street Corp.......................................................................       39,200
     800   Summit Bancorp..........................................................................       40,000
     700   SunTrust Banks, Inc.....................................................................       48,475
   1,200   Synovus Financial Corp..................................................................       39,525
     450   U.S. Bancorp............................................................................       49,275
     600   Wachovia Corp...........................................................................       46,650
     150   Wells Fargo & Co........................................................................       46,350
                                                                                                     -----------
                                                                                                       1,027,455
                                                                                                     -----------
           BEVERAGES - ALCOHOLIC (0.8%)
   1,100   Anheuser-Busch Companies, Inc...........................................................       49,431
     800   Brown-Forman Corp. (Class B)............................................................       41,400
   1,350   Coors (Adolph) Co. (Class B)............................................................       42,356
   1,100   Seagram Co. Ltd. (Canada)...............................................................       37,537
                                                                                                     -----------
                                                                                                         170,724
                                                                                                     -----------
           BEVERAGES - SOFT DRINKS (0.4%)
     650   Coca Cola Co............................................................................       42,087
   1,050   PepsiCo, Inc............................................................................       37,866
                                                                                                     -----------
                                                                                                          79,953
                                                                                                     -----------
           BIOTECHNOLOGY (0.2%)
     800   Amgen Inc.*.............................................................................       39,950
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           BROADCAST MEDIA (1.1%)
   1,500   CBS Corp................................................................................  $    44,906
     600   Clear Channel Communications, Inc.*.....................................................       46,200
   1,500   Comcast Corp. (Class A Special).........................................................       46,781
   1,700   Tele-Communications, Inc. (Class A)*....................................................       47,600
   1,700   U.S. West Media Group, Inc.*............................................................       50,469
                                                                                                     -----------
                                                                                                         235,956
                                                                                                     -----------
           BUILDING MATERIALS (0.6%)
     600   Armstrong World Industries Inc..........................................................       42,750
   1,000   Masco Corp..............................................................................       49,250
   1,400   Owens Corning...........................................................................       38,937
                                                                                                     -----------
                                                                                                         130,937
                                                                                                     -----------
           CHEMICALS (1.3%)
     550   Air Products & Chemicals, Inc...........................................................       44,034
     450   Dow Chemical Co.........................................................................       40,500
     700   Du Pont (E.I.) De Nemours & Co., Inc....................................................       39,637
     750   Eastman Chemical Co.....................................................................       44,672
   1,000   Praxair, Inc............................................................................       41,437
     450   Rohm & Haas Co..........................................................................       38,587
     900   Union Carbide Corp......................................................................       39,431
                                                                                                     -----------
                                                                                                         288,298
                                                                                                     -----------
           CHEMICALS - DIVERSIFIED (0.9%)
   2,200   Engelhard Corp..........................................................................       36,850
     600   FMC Corp.*..............................................................................       40,350
     950   Goodrich (B.F.) Co......................................................................       39,841
     900   Monsanto Co.............................................................................       42,694
     700   PPG Industries, Inc.....................................................................       40,162
                                                                                                     -----------
                                                                                                         199,897
                                                                                                     -----------
           CHEMICALS - SPECIALTY (1.5%)
   1,700   Ecolab, Inc.............................................................................       46,537
     500   Grace (W. R.) & Co......................................................................       39,281
     850   Great Lakes Chemical Corp...............................................................       37,134
     850   Hercules, Inc...........................................................................       40,109
     900   International Flavors & Fragrances, Inc.................................................       37,912
   1,300   Morton International, Inc...............................................................       42,900
   1,050   Nalco Chemical Co.......................................................................       39,375
   1,100   Sigma-Aldrich Corp......................................................................       42,625
                                                                                                     -----------
                                                                                                         325,873
                                                                                                     -----------
           COMMERCIAL & CONSUMER SERVICES (1.0%)
   1,000   Block (H.&R.), Inc......................................................................       43,875
   1,300   Cendant Corp.*..........................................................................       44,037
   1,400   Dun & Bradstreet Corp...................................................................       44,625
   2,900   Laidlaw, Inc. (Canada)..................................................................       41,325

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   1,200   Service Corp. International.............................................................  $    46,800
                                                                                                     -----------
                                                                                                         220,662
                                                                                                     -----------
           COMMUNICATIONS EQUIPMENT (1.8%)
   1,600   Andrew Corp.*...........................................................................       44,000
   2,000   DSC Communications Corp.*...............................................................       40,000
   1,000   Harris Corp.............................................................................       47,625
     500   Lucent Technologies Inc.................................................................       44,250
     650   Motorola, Inc...........................................................................       38,634
   2,800   NextLevel Systems, Inc.*................................................................       48,650
   1,000   Northern Telecom Ltd. (Canada)..........................................................       45,125
   2,500   Scientific-Atlanta, Inc.................................................................       38,906
     800   Tellabs, Inc.*..........................................................................       40,900
                                                                                                     -----------
                                                                                                         388,090
                                                                                                     -----------
           COMPUTER - NETWORKING (0.7%)
   1,200   3Com Corp.*.............................................................................       39,675
   1,400   Bay Networks, Inc.*.....................................................................       38,062
   2,700   Cabletron Systems, Inc.*................................................................       38,981
     700   Cisco Systems, Inc.*....................................................................       44,144
                                                                                                     -----------
                                                                                                         160,862
                                                                                                     -----------
           COMPUTER SOFTWARE & SERVICES (2.2%)
   1,000   Adobe Systems, Inc......................................................................       38,437
   1,100   Autodesk, Inc...........................................................................       42,487
     800   Computer Associates International, Inc..................................................       42,550
     600   Computer Sciences Corp.*................................................................       50,925
     900   HBO & Co................................................................................       47,081
     300   Microsoft Corp.*........................................................................       44,756
   5,700   Novell, Inc.*...........................................................................       40,256
   1,800   Oracle Corp.*...........................................................................       41,850
     900   Parametric Technology Corp.*............................................................       45,675
     700   Shared Medical Systems Corp.............................................................       45,850
   2,700   Unisys Corp.*...........................................................................       44,550
                                                                                                     -----------
                                                                                                         484,417
                                                                                                     -----------
           COMPUTERS - PERIPHERAL EQUIPMENT (0.4%)
   1,500   EMC Corp.*..............................................................................       48,844
   1,800   Seagate Technology, Inc.*...............................................................       41,737
                                                                                                     -----------
                                                                                                          90,581
                                                                                                     -----------
           COMPUTERS - SYSTEMS (1.8%)
   2,500   Apple Computer, Inc.*...................................................................       45,781
   1,384   COMPAQ Computer Corp....................................................................       41,606
   2,600   Data General Corp.*.....................................................................       40,137
     500   Dell Computer Corp.*....................................................................       49,719
     800   Digital Equipment Corp.*................................................................       45,250
     700   Hewlett-Packard Co......................................................................       42,000
     500   International Business Machines Corp....................................................       49,344

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   2,700   Silicon Graphics, Inc.*.................................................................  $    41,850
     900   Sun Microsystems, Inc.*.................................................................       43,144
                                                                                                     -----------
                                                                                                         398,831
                                                                                                     -----------
           CONSUMER - NONCYCLICAL (0.4%)
   1,000   American Greetings Corp. (Class A)......................................................       43,312
   1,800   Jostens, Inc............................................................................       40,612
                                                                                                     -----------
                                                                                                          83,924
                                                                                                     -----------
           CONTAINERS - METAL & GLASS (0.6%)
   1,400   Ball Corp...............................................................................       45,500
     900   Crown Cork & Seal Co., Inc..............................................................       44,550
   1,300   Owens-Illinois, Inc.*...................................................................       47,287
                                                                                                     -----------
                                                                                                         137,337
                                                                                                     -----------
           CONTAINERS - PAPER (0.7%)
   1,000   Bemis Company, Inc......................................................................       43,125
   3,100   Stone Container Corp....................................................................       39,525
     700   Temple-Inland, Inc......................................................................       38,850
     700   Union Camp Corp.........................................................................       40,031
                                                                                                     -----------
                                                                                                         161,531
                                                                                                     -----------
           DATA PROCESSING (0.8%)
     700   Automatic Data Processing, Inc..........................................................       41,869
   1,000   Ceridian Corp.*.........................................................................       45,312
   1,200   Equifax, Inc............................................................................       39,450
   1,500   First Data Corp.........................................................................       45,937
                                                                                                     -----------
                                                                                                         172,568
                                                                                                     -----------
           DISTRIBUTORS - FOOD & HEALTH (0.6%)
     600   Cardinal Health, Inc....................................................................       46,462
   1,000   Supervalu, Inc..........................................................................       43,875
     900   Sysco Corp..............................................................................       40,275
                                                                                                     -----------
                                                                                                         130,612
                                                                                                     -----------
           ELECTRICAL EQUIPMENT (1.6%)
   1,100   AMP, Inc................................................................................       44,000
     800   Emerson Electric Co.....................................................................       48,400
     600   General Electric Co.....................................................................       46,500
   1,000   General Signal Corp.....................................................................       39,000
     600   Honeywell, Inc..........................................................................       42,037
   1,100   Raychem Corp............................................................................       41,044
     800   Rockwell International Corp.............................................................       44,700
     800   Thomas & Betts Corp.....................................................................       39,500
                                                                                                     -----------
                                                                                                         345,181
                                                                                                     -----------
           ELECTRONIC COMPONENTS (0.2%)
     500   Grainger (W.W.), Inc....................................................................       48,125
                                                                                                     -----------
           ELECTRONICS - DEFENSE (0.2%)
     850   Raytheon Co. (Class B)..................................................................       44,306
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRONICS - INSTRUMENTATION (0.6%)
   1,800   EG & G, Inc.............................................................................  $    43,425
     700   Perkin-Elmer Corp.......................................................................       41,300
   1,125   Tektronix, Inc..........................................................................       47,531
                                                                                                     -----------
                                                                                                         132,256
                                                                                                     -----------
           ELECTRONICS - SEMICONDUCTORS (1.1%)
   2,000   Advanced Micro Devices, Inc.*...........................................................       40,125
     500   Intel Corp..............................................................................       40,500
   1,700   LSI Logic Corp.*........................................................................       40,800
   1,350   Micron Technology, Inc.*................................................................       46,744
   1,400   National Semiconductor Corp.*...........................................................       39,375
     700   Texas Instruments, Inc..................................................................       38,237
                                                                                                     -----------
                                                                                                         245,781
                                                                                                     -----------
           ENGINEERING & CONSTRUCTION (0.6%)
   1,100   Fluor Corp..............................................................................       41,456
   1,700   Foster Wheeler Corp.....................................................................       40,800
   1,400   McDermott International, Inc............................................................       44,625
                                                                                                     -----------
                                                                                                         126,881
                                                                                                     -----------
           ENTERTAINMENT (0.8%)
     800   King World Productions Inc.*............................................................       47,350
     700   Time Warner, Inc........................................................................       44,931
   1,000   Viacom, Inc. (Class B)*.................................................................       41,750
     400   Walt Disney Co..........................................................................       42,625
                                                                                                     -----------
                                                                                                         176,656
                                                                                                     -----------
           FACILITIES & ENVIRONMENTAL SERVICES (0.2%)
   1,700   Safety-Kleen Corp.......................................................................       44,200
                                                                                                     -----------
           FINANCE - CONSUMER (1.3%)
     600   Beneficial Corp.........................................................................       46,575
   1,000   Countrywide Credit Industries, Inc......................................................       46,625
   2,100   Green Tree Financial Corp...............................................................       41,606
     400   Household International, Inc............................................................       49,800
   1,400   MBNA Corp...............................................................................       43,487
   1,000   Providian Financial Corp................................................................       48,875
                                                                                                     -----------
                                                                                                         276,968
                                                                                                     -----------
           FINANCE - DIVERSIFIED (1.7%)
     600   American Express Co.....................................................................       50,212
     700   American General Corp...................................................................       39,462
     800   Fannie Mae..............................................................................       49,400
   1,000   Freddie Mac.............................................................................       44,500
     700   MBIA Inc................................................................................       45,325
     700   MGIC Investment Corp....................................................................       47,337
     800   Morgan Stanley, Dean Witter, Discover & Co. (Note 3)....................................       46,700

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   1,050   SunAmerica, Inc.........................................................................  $    42,197
                                                                                                     -----------
                                                                                                         365,133
                                                                                                     -----------
           FOODS (2.5%)
     500   Bestfoods...............................................................................       48,750
     800   Campbell Soup Co........................................................................       42,800
   1,400   ConAgra, Inc............................................................................       44,275
     600   General Mills, Inc......................................................................       44,662
     800   Heinz (H.J.) Co.........................................................................       44,350
     750   Hershey Foods Corp......................................................................       47,766
     900   Kellogg Co..............................................................................       41,569
     800   Quaker Oats Company (The)...............................................................       43,000
     500   Ralston-Ralston Purina Group............................................................       46,937
     900   Sara Lee Corp...........................................................................       49,106
     800   Unilever NV (ADR) (Netherlands).........................................................       45,650
     600   Wrigley (Wm.) Jr. Co. (Class A).........................................................       44,362
                                                                                                     -----------
                                                                                                         543,227
                                                                                                     -----------
           FOOTWEAR (0.4%)
   1,000   Nike, Inc. (Class B)....................................................................       40,062
   1,400   Reebok International Ltd. (United Kingdom)*.............................................       37,362
                                                                                                     -----------
                                                                                                          77,424
                                                                                                     -----------
           GAMING, LOTTERY, & PARI-MUTUEL COMPANIES (0.4%)
   2,000   Harrah's Entertainment, Inc.*...........................................................       44,000
   1,700   Mirage Resorts, Inc.*...................................................................       39,206
                                                                                                     -----------
                                                                                                          83,206
                                                                                                     -----------
           GOLD & PRECIOUS METALS MINING (0.4%)
   2,000   Barrick Gold Corp. (Canada).............................................................       38,750
   7,300   Battle Mountain Gold Co.................................................................       41,062
                                                                                                     -----------
                                                                                                          79,812
                                                                                                     -----------
           HARDWARE & TOOLS (0.4%)
     900   Black & Decker Corp.....................................................................       43,369
   1,100   Stanley Works...........................................................................       48,675
                                                                                                     -----------
                                                                                                          92,044
                                                                                                     -----------
           HEALTHCARE - DIVERSIFIED (1.5%)
     650   Abbott Laboratories.....................................................................       46,028
   1,400   Allergan, Inc...........................................................................       47,600
     500   American Home Products Corp.............................................................       47,719
     400   Bristol-Myers Squibb Co.................................................................       39,875
     700   Johnson & Johnson.......................................................................       46,856
   1,300   Mallinckrodt Group, Inc.................................................................       46,069
     300   Warner-Lambert Co.......................................................................       45,150
                                                                                                     -----------
                                                                                                         319,297
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           HEALTHCARE - DRUGS (1.0%)
     700   Lilly (Eli) & Co........................................................................  $    47,250
     350   Merck & Co., Inc........................................................................       41,037
     600   Pfizer, Inc.............................................................................       49,162
   1,200   Pharmacia & Upjohn, Inc.................................................................       46,125
     600   Schering-Plough Corp....................................................................       43,425
                                                                                                     -----------
                                                                                                         226,999
                                                                                                     -----------
           HEALTHCARE - HMOS (0.4%)
   1,950   Humana, Inc.*...........................................................................       39,122
     850   United Healthcare Corp..................................................................       43,562
                                                                                                     -----------
                                                                                                          82,684
                                                                                                     -----------
           HEALTHCARE - LONG TERM (0.4%)
   1,800   Healthsouth Corp.*......................................................................       40,387
   1,400   Manor Care, Inc.........................................................................       48,562
                                                                                                     -----------
                                                                                                          88,949
                                                                                                     -----------
           HEALTHCARE SERVICES (0.2%)
   1,200   ALZA Corp. (Class A)*...................................................................       42,750
                                                                                                     -----------
           HEAVY DUTY TRUCKS & PARTS (0.6%)
     800   Cummins Engine Co., Inc.................................................................       42,800
   1,700   Navistar International Corp.*...........................................................       45,900
     800   PACCAR, Inc.............................................................................       40,200
                                                                                                     -----------
                                                                                                         128,900
                                                                                                     -----------
           HOME BUILDING (0.8%)
     700   Centex Corp.............................................................................       43,925
   1,000   Fleetwood Enterprises, Inc..............................................................       41,625
   1,700   Kaufman & Broad Home Corp...............................................................       43,775
   1,100   Pulte Corp..............................................................................       46,887
                                                                                                     -----------
                                                                                                         176,212
                                                                                                     -----------
           HOSPITAL MANAGEMENT (0.4%)
   1,600   Columbia/HCA Healthcare Corp............................................................       40,000
   1,300   Tenet Healthcare Corp.*.................................................................       44,850
                                                                                                     -----------
                                                                                                          84,850
                                                                                                     -----------
           HOUSEHOLD FURNISHINGS & APPLIANCES (0.4%)
   1,200   Maytag Corp.............................................................................       46,125
     800   Whirlpool Corp..........................................................................       46,250
                                                                                                     -----------
                                                                                                          92,375
                                                                                                     -----------
           HOUSEHOLD PRODUCTS - NON-DURABLE (1.1%)
     600   Clorox Co...............................................................................       45,975
     600   Colgate-Palmolive Co....................................................................       43,950
   1,100   Fort James Corp.........................................................................       47,231
     900   Kimberly-Clark Corp.....................................................................       46,969
     600   Procter & Gamble Co.....................................................................       47,025
                                                                                                     -----------
                                                                                                         231,150
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           HOUSEWARES (0.8%)
   1,150   Fortune Brands, Inc.....................................................................  $    43,988
   1,200   Newell Co...............................................................................       49,275
   1,600   Rubbermaid, Inc.........................................................................       41,400
   1,500   Tupperware Corp.........................................................................       38,344
                                                                                                     -----------
                                                                                                         173,007
                                                                                                     -----------
           INSURANCE BROKERS (0.4%)
     825   Aon Corp................................................................................       46,045
     600   Marsh & McLennan Cos., Inc..............................................................       44,325
                                                                                                     -----------
                                                                                                          90,370
                                                                                                     -----------
           INVESTMENT BANKING/BROKERAGE (0.6%)
     750   Lehman Brothers Holdings, Inc...........................................................       40,734
     650   Merrill Lynch & Co., Inc................................................................       41,031
   1,200   Schwab (CHARLES) Corp...................................................................       43,800
                                                                                                     -----------
                                                                                                         125,565
                                                                                                     -----------
           LEISURE TIME - PRODUCTS (0.6%)
   1,350   Brunswick Corp..........................................................................       40,669
   1,400   Hasbro, Inc.............................................................................       48,300
   1,000   Mattel, Inc.............................................................................       40,500
                                                                                                     -----------
                                                                                                         129,469
                                                                                                     -----------
           LIFE & HEALTH INSURANCE (1.2%)
     550   Aetna Inc...............................................................................       40,425
   1,000   Conseco, Inc............................................................................       45,750
     600   Jefferson-Pilot Corp....................................................................       49,013
   1,100   Torchmark Corp..........................................................................       45,719
     400   Transamerica Corp.......................................................................       41,100
   1,000   UNUM Corp...............................................................................       48,625
                                                                                                     -----------
                                                                                                         270,632
                                                                                                     -----------
           LODGING - HOTELS (0.6%)
   1,400   Hilton Hotels Corp......................................................................       39,638
     500   ITT Corp.*..............................................................................       40,000
     650   Marriot International, Inc..............................................................       44,931
                                                                                                     -----------
                                                                                                         124,569
                                                                                                     -----------
           MACHINERY - DIVERSIFIED (2.0%)
     700   Case Corp...............................................................................       40,819
     900   Caterpillar Inc.........................................................................       43,200
   1,700   Cincinnati Milacron, Inc................................................................       43,350
     800   Cooper Industries, Inc..................................................................       42,450
     800   Deere & Co..............................................................................       42,200
   1,400   Dover Corp..............................................................................       47,688
   1,100   Harnischfeger Industries, Inc...........................................................       38,500
   1,125   Ingersoll-Rand Co.......................................................................       44,719
     450   NACCO Industries, Inc. (Class A)........................................................       45,197
   1,400   Timken Co...............................................................................       45,150
                                                                                                     -----------
                                                                                                         433,273
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           MANUFACTURING - DIVERSIFIED (2.8%)
     850   Aeroquip-Vickers, Inc...................................................................  $    42,500
   1,100   AlliedSignal, Inc.......................................................................       42,831
   1,200   Corning, Inc............................................................................       40,800
   1,050   Crane Co................................................................................       45,347
     450   Eaton Corp..............................................................................       40,388
     800   Illinois Tool Works Inc.................................................................       44,550
     900   Johnson Controls, Inc...................................................................       45,619
     450   Minnesota Mining & Manufacturing Co.....................................................       37,575
     900   National Service Industries, Inc........................................................       45,000
   1,000   Tenneco, Inc............................................................................       40,563
     700   Textron, Inc............................................................................       41,869
   1,200   Thermo Electron Corp.*..................................................................       46,800
   1,000   Tyco International Ltd..................................................................       44,375
     600   United Technologies Corp................................................................       48,975
                                                                                                     -----------
                                                                                                         607,192
                                                                                                     -----------
           MANUFACTURING - SPECIALIZED (1.0%)
   1,100   Avery Dennison Corp.....................................................................       49,363
     900   Briggs & Stratton Corp..................................................................       39,656
   1,200   Millipore Corp..........................................................................       39,300
   1,900   Pall Corp...............................................................................       37,881
   1,000   Parker-Hannifin Corp....................................................................       43,688
                                                                                                     -----------
                                                                                                         209,888
                                                                                                     -----------
           MEDICAL PRODUCTS & SUPPLIES (2.0%)
   1,400   Bard (C.R.), Inc........................................................................       43,400
   1,000   Bausch & Lomb, Inc......................................................................       42,875
     800   Baxter International, Inc...............................................................       44,550
     800   Becton, Dickinson & Co..................................................................       50,500
   1,500   Biomet, Inc.............................................................................       42,938
     800   Boston Scientific Corp.*................................................................       40,600
     700   Guidant Corp............................................................................       44,975
     900   Medtronic, Inc..........................................................................       45,956
   1,300   St. Jude Medical, Inc.*.................................................................       42,250
   1,400   United States Surgical Corp.............................................................       39,988
                                                                                                     -----------
                                                                                                         438,032
                                                                                                     -----------
           METALS & MINING (1.4%)
   1,800   ASARCO, Inc.............................................................................       40,050
   2,600   Cyprus Amax Minerals Co.................................................................       40,950
   2,700   Freeport-McMoran Copper & Gold, Inc. (Class B)..........................................       39,656
   3,900   Homestake Mining Co.....................................................................       37,050
   2,200   Inco Ltd. (Canada)......................................................................       39,050
   1,300   Newmont Mining Corp.....................................................................       37,050
     600   Phelps Dodge Corp.......................................................................       39,525
   2,800   Placer Dome Inc. (Canada)...............................................................       36,050
                                                                                                     -----------
                                                                                                         309,381
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           MULTI-LINE INSURANCE (1.2%)
     400   American International Group, Inc.......................................................  $    44,125
     250   CIGNA Corp..............................................................................       42,391
     550   Hartford Financial Services Group Inc...................................................       49,500
     650   Lincoln National Corp...................................................................       49,197
     400   Loews Corp..............................................................................       39,925
     900   Travelers Group, Inc....................................................................       44,550
                                                                                                     -----------
                                                                                                         269,688
                                                                                                     -----------
           OFFICE EQUIPMENT & SUPPLIES (0.4%)
   2,600   Moore Corp. Ltd. (Canada)...............................................................       39,000
   1,000   Pitney Bowes, Inc.......................................................................       45,875
                                                                                                     -----------
                                                                                                          84,875
                                                                                                     -----------
           OIL & GAS - EXPLORATION & PRODUCTION (0.2%)
     450   Burlington Northern Santa Fe Corp.......................................................       39,038
                                                                                                     -----------
           OIL & GAS - REFINING & MARKETING (0.4%)
     900   Ashland, Inc............................................................................       47,475
   1,300   Sun Co., Inc............................................................................       50,375
                                                                                                     -----------
                                                                                                          97,850
                                                                                                     -----------
           OIL & GAS DRILLING (1.3%)
   1,100   Baker Hughes, Inc.......................................................................       42,419
   1,150   Dresser Industries, Inc.................................................................       41,113
     900   Halliburton Co..........................................................................       40,444
   1,500   Helmerich & Payne, Inc..................................................................       38,344
   1,500   Rowan Companies, Inc.*..................................................................       39,563
     600   Schlumberger, Ltd.......................................................................       44,213
     700   Western Atlas, Inc.*....................................................................       43,619
                                                                                                     -----------
                                                                                                         289,715
                                                                                                     -----------
           OIL - EXPLORATION & PRODUCTION (0.8%)
     700   Anardarko Petroleum Corp................................................................       41,300
   1,200   Apache Corp.............................................................................       39,750
   1,037   Burlington Resources, Inc...............................................................       44,332
   1,700   Oryx Energy Co.*........................................................................       40,800
                                                                                                     -----------
                                                                                                         166,182
                                                                                                     -----------
           OIL - INTEGRATED - DOMESTIC (1.7%)
     750   Amerada Hess Corp.......................................................................       41,016
     600   Atlantic Richfield Co...................................................................       44,625
     650   Kerr-McGee Corp.........................................................................       40,706
   1,600   Occidental Petroleum Corp...............................................................       40,800
     650   Pennzoil Co.............................................................................       42,006
   1,000   Phillips Petroleum Co...................................................................       44,000
   1,700   Union Pacific Resources Group, Inc......................................................       38,038

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   1,200   Unocal Corp.............................................................................  $    41,250
   1,350   USX-Marathon Group......................................................................       45,309
                                                                                                     -----------
                                                                                                         377,750
                                                                                                     -----------
           OIL - INTEGRATED - INTERNATIONAL (1.1%)
     500   Amoco Corp..............................................................................       40,688
     550   Chevron Corp............................................................................       41,147
     700   Exxon Corp..............................................................................       41,519
     600   Mobil Corp..............................................................................       40,875
     800   Royal Dutch Petroleum Co. (ADR) (Netherlands)...........................................       41,000
     800   Texaco, Inc.............................................................................       41,650
                                                                                                     -----------
                                                                                                         246,879
                                                                                                     -----------
           PAPER & FOREST PRODUCTS (1.8%)
   1,200   Boise Cascade Corp......................................................................       38,400
     800   Champion International Corp.............................................................       40,950
     700   Georgia-Pacific Corp....................................................................       38,588
     900   International Paper Co..................................................................       41,119
   2,100   Louisiana-Pacific Corp..................................................................       42,131
   1,200   Mead Corp...............................................................................       39,000
     900   Potlatch Corp...........................................................................       40,050
   1,200   Westvaco Corp...........................................................................       38,925
     800   Weyerhaeuser Co.........................................................................       39,850
   1,200   Willamette Industries, Inc..............................................................       40,200
                                                                                                     -----------
                                                                                                         399,213
                                                                                                     -----------
           PERSONAL CARE (0.6%)
   1,600   Alberto-Culver Co. (Class B)............................................................       47,400
     700   Avon Products, Inc......................................................................       42,000
     450   Gillette Co.............................................................................       44,438
                                                                                                     -----------
                                                                                                         133,838
                                                                                                     -----------
           PHOTOGRAPHY/IMAGING (0.8%)
     700   Eastman Kodak Co........................................................................       45,675
   1,600   Ikon Office Solutions, Inc..............................................................       50,400
   1,000   Polaroid Corp...........................................................................       41,063
     550   Xerox Corp..............................................................................       44,206
                                                                                                     -----------
                                                                                                         181,344
                                                                                                     -----------
           PROPERTY - CASUALTY INSURANCE (1.6%)
     500   Allstate Corp...........................................................................       44,250
     600   Chubb Corp..............................................................................       45,563
     300   Cincinnati Financial Corp...............................................................       38,250
     200   General Re Corp.........................................................................       41,625
     400   Progressive Corp........................................................................       43,750
     900   SAFECO Corp.............................................................................       44,944
     500   St. Paul Companies, Inc.................................................................       43,500
   2,000   USF&G Corp..............................................................................       47,625
                                                                                                     -----------
                                                                                                         349,507
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           PUBLISHING (0.8%)
     950   Dow Jones & Co., Inc....................................................................  $    47,738
     700   McGraw-Hill, Inc........................................................................       48,869
   1,100   Meredith Corp...........................................................................       43,106
     750   Times Mirror Co. (Class A)..............................................................       43,219
                                                                                                     -----------
                                                                                                         182,932
                                                                                                     -----------
           PUBLISHING - NEWSPAPER (0.8%)
     700   Gannett Co., Inc........................................................................       42,350
     800   Knight-Ridder Newspapers, Inc...........................................................       44,050
     600   New York Times Co. (Class A)............................................................       39,038
     850   Tribune Co..............................................................................       51,638
                                                                                                     -----------
                                                                                                         177,076
                                                                                                     -----------
           RAILROADS (0.5%)
     750   CSX Corp................................................................................       39,750
   1,250   Norfolk Southern Corp...................................................................       39,453
     650   Union Pacific Corp......................................................................       39,000
                                                                                                     -----------
                                                                                                         118,203
                                                                                                     -----------
           RESTAURANTS (0.8%)
   3,500   Darden Restaurants, Inc.................................................................       44,188
     850   McDonald's Corp.........................................................................       40,056
   1,500   TRICON Global Restaurants, Inc.*........................................................       40,875
   1,850   Wendy's International, Inc..............................................................       41,278
                                                                                                     -----------
                                                                                                         166,397
                                                                                                     -----------
           RETAIL - BUILDING SUPPLIES (0.6%)
     700   Home Depot, Inc.........................................................................       42,219
     900   Lowe's Companies, Inc...................................................................       45,506
   1,400   Sherwin-Williams Co.....................................................................       39,900
                                                                                                     -----------
                                                                                                         127,625
                                                                                                     -----------
           RETAIL - COMPUTERS & ELECTRONICS (0.4%)
   1,200   Circuit City Stores, Inc................................................................       40,950
   1,200   Tandy Corp..............................................................................       46,500
                                                                                                     -----------
                                                                                                          87,450
                                                                                                     -----------
           RETAIL - DEPARTMENT STORES (1.5%)
   1,200   Dillard Department Stores, Inc. (Class A)...............................................       42,150
   1,200   Federated Department Stores, Inc.*......................................................       50,850
     850   Harcourt General, Inc...................................................................       45,316
     850   May Department Stores Co................................................................       44,678
     750   Mercantile Stores Co., Inc..............................................................       44,625
     900   Nordstrom, Inc..........................................................................       45,731
     700   Penney (J.C.) Co., Inc..................................................................       47,163
                                                                                                     -----------
                                                                                                         320,513
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           RETAIL - DRUG STORES (0.8%)
     600   CVS Corp................................................................................  $    39,338
   1,500   Longs Drug Stores Corp..................................................................       43,406
     700   Rite Aid Corp...........................................................................       43,706
   1,400   Walgreen Co.............................................................................       46,375
                                                                                                     -----------
                                                                                                         172,825
                                                                                                     -----------
           RETAIL - FOOD CHAINS (1.2%)
     900   Albertson's, Inc........................................................................       42,919
   1,800   American Stores Co......................................................................       39,150
   1,400   Giant Food, Inc. (Class A)..............................................................       45,588
   1,600   Great Atlantic & Pacific Tea Co., Inc...................................................       45,600
   1,200   Kroger Co.*.............................................................................       46,950
     900   Winn-Dixie Stores, Inc..................................................................       43,875
                                                                                                     -----------
                                                                                                         264,082
                                                                                                     -----------
           RETAIL - GENERAL MERCHANDISE (1.0%)
   1,000   Costco Companies, Inc.*.................................................................       43,375
     600   Dayton-Hudson Corp......................................................................       43,163
   3,900   Kmart Corp.*............................................................................       42,900
     900   Sears, Roebuck & Co.....................................................................       41,456
   1,100   Wal-Mart Stores, Inc....................................................................       43,863
                                                                                                     -----------
                                                                                                         214,757
                                                                                                     -----------
           RETAIL - SPECIALTY (1.0%)
   1,600   AutoZone, Inc.*.........................................................................       43,900
   1,000   Consolidated Stores Corp.*..............................................................       41,125
   1,800   Pep Boys-Manny, Moe & Jack..............................................................       39,375
   1,600   Toys 'R' Us, Inc.*......................................................................       42,900
   2,000   Woolworth Corp.*........................................................................       43,500
                                                                                                     -----------
                                                                                                         210,800
                                                                                                     -----------
           RETAIL - SPECIALTY APPAREL (0.8%)
   9,500   Charming Shoppes, Inc.*.................................................................       38,000
   1,200   Gap, Inc................................................................................       46,875
   1,700   Limited (The), Inc......................................................................       45,050
   1,300   TJX Companies, Inc......................................................................       44,038
                                                                                                     -----------
                                                                                                         173,963
                                                                                                     -----------
           SAVINGS & LOAN COMPANIES (0.6%)
     800   Ahmanson (H.F.) & Co....................................................................       46,650
     500   Golden West Financial Corp..............................................................       42,219
     700   Washington Mutual, Inc..................................................................       44,975
                                                                                                     -----------
                                                                                                         133,844
                                                                                                     -----------
           SEMICONDUCTOR EQUIPMENT (0.4%)
   1,200   Applied Materials, Inc.*................................................................       39,300
   1,000   KLA-Tencor Corp.*.......................................................................       37,500
                                                                                                     -----------
                                                                                                          76,800
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           SPECIALTY PRINTING (0.6%)
   1,200   Deluxe Corp.............................................................................  $    39,600
   1,200   Donnelley (R.R.) & Sons Co..............................................................       44,775
   2,500   Harland (John H.) Co....................................................................       38,438
                                                                                                     -----------
                                                                                                         122,813
                                                                                                     -----------
           STEEL & IRON (1.3%)
   1,600   Allegheny Teledyne Inc..................................................................       39,400
   7,900   Armco, Inc..............................................................................       37,031
   4,000   Bethlehem Steel Corp.*..................................................................       39,500
   2,000   Inland Steel Industries, Inc............................................................       39,875
     900   Nucor Corp..............................................................................       42,863
   1,150   USX-U.S. Steel Group, Inc...............................................................       38,381
   2,300   Worthington Industries, Inc.............................................................       38,669
                                                                                                     -----------
                                                                                                         275,719
                                                                                                     -----------
           TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.2%)
   1,000   Airtouch Communications, Inc.*..........................................................       43,875
                                                                                                     -----------
           TELECOMMUNICATIONS - LONG DISTANCE (0.8%)
     700   AT&T Corp...............................................................................       43,838
   1,000   MCI Communications Corp.................................................................       46,438
     700   Sprint Corp.............................................................................       41,563
   1,400   WorldCom, Inc.*.........................................................................       50,138
                                                                                                     -----------
                                                                                                         181,977
                                                                                                     -----------
           TELEPHONES (1.6%)
   1,000   ALLTEL Corp.............................................................................       42,750
   1,000   Ameritech Corp..........................................................................       42,938
     450   Bell Atlantic Corp......................................................................       41,653
     700   BellSouth Corp..........................................................................       42,394
   1,700   Frontier Corp...........................................................................       44,306
     800   GTE Corp................................................................................       43,650
     500   SBC Communications, Inc.................................................................       38,875
     900   U.S. West Communications Group..........................................................       43,313
                                                                                                     -----------
                                                                                                         339,879
                                                                                                     -----------
           TEXTILES - APPAREL (0.8%)
   1,700   Fruit of the Loom, Inc. (Class A)*......................................................       40,800
   1,100   Liz Claiborne, Inc......................................................................       44,550
   1,600   Russell Corp............................................................................       39,500
   1,100   VF Corp.................................................................................       47,025
                                                                                                     -----------
                                                                                                         171,875
                                                                                                     -----------
           TEXTILES - HOME FURNISHINGS (0.2%)
     900   Springs Industries, Inc. (Class A)......................................................       47,363
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           TOBACCO (0.4%)
   1,050   Philip Morris Companies, Inc............................................................  $    43,575
   1,300   UST, Inc................................................................................       44,850
                                                                                                     -----------
                                                                                                          88,425
                                                                                                     -----------
           TRUCKERS (0.2%)
   1,250   Ryder System, Inc.......................................................................       41,875
                                                                                                     -----------
           UTILITIES - ELECTRIC (5.3%)
   1,200   Ameren Corp.............................................................................       43,950
     900   American Electric Power Co., Inc........................................................       44,381
   1,500   Baltimore Gas & Electric Co.............................................................       45,563
   1,100   Carolina Power & Light Co...............................................................       44,688
   1,700   Central & South West Corp...............................................................       46,006
   1,200   CINergy Corp............................................................................       41,400
   1,100   Consolidated Edison Co. of New York, Inc................................................       45,444
   1,200   Detroit Edison Co.......................................................................       43,050
   1,100   Dominion Resources, Inc.................................................................       43,863
     800   Duke Power Co...........................................................................       43,350
   1,700   Edison International....................................................................       45,688
   1,550   Entergy Corp............................................................................       44,369
   1,600   FirstEnergy Corp.*......................................................................       46,400
     800   FPL Group, Inc..........................................................................       45,900
   1,200   GPU, Inc................................................................................       47,175
   1,700   Houston Industries, Inc.................................................................       44,413
   4,300   Niagara Mohawk Power Corp.*.............................................................       46,494
     800   Northern States Power Co................................................................       42,900
   2,050   PacifiCorp..............................................................................       47,534
   2,000   PECO Energy Co..........................................................................       37,875
   1,500   PG & E Corp.............................................................................       44,719
   2,000   PP & L Resources, Inc...................................................................       43,750
   1,500   Public Service Enterprise Group, Inc....................................................       46,500
   1,900   Southern Co.............................................................................       46,194
   1,100   Texas Utilities Co......................................................................       45,238
   1,500   Unicom Corp.............................................................................       46,500
                                                                                                     -----------
                                                                                                       1,163,344
                                                                                                     -----------
           UTILITIES - NATURAL GAS (2.2%)
     800   Coastal Corp............................................................................       46,400
     600   Columbia Gas System, Inc................................................................       45,525
     700   Consolidated Natural Gas Co.............................................................       38,019
   1,100   Eastern Enterprises.....................................................................       45,513
   1,200   Enron Corp..............................................................................       49,725
   1,200   NICOR, Inc..............................................................................       48,300
   1,250   ONEOK, Inc..............................................................................       42,734
   1,200   Pacific Enterprises.....................................................................       43,275
   1,100   Peoples Energy Corp.....................................................................       41,525
   1,000   Sonat, Inc..............................................................................       43,688

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   1,600   Williams Companies, Inc.................................................................  $    45,600
                                                                                                     -----------
                                                                                                         490,304
                                                                                                     -----------
           WASTE MANAGEMENT (0.4%)
   1,200   Browning-Ferris Industries, Inc.........................................................       41,475
   1,700   Waste Management Inc....................................................................       39,950
                                                                                                     -----------
                                                                                                          81,425
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $14,359,063) (a)..........................................................   99.3 %   21,680,008

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.7        147,912
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 21,827,920
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $7,720,997 and the aggregate gross unrealized depreciation is $400,052, resulting in net unrealized appreciation of $7,320,945.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON AND PREFERRED STOCKS (98.0%)
           ARGENTINA (0.6%)
           BANKING
   2,232   Banco de Galicia y Buenos Aires S.A. de C.V. (Class B) (ADR)............................  $    48,964
                                                                                                     -----------
           TELECOMMUNICATIONS
   1,300   Telefonica de Argentina S.A. (Class B) (ADR)............................................       45,013
                                                                                                     -----------
           TOTAL ARGENTINA.........................................................................       93,977
                                                                                                     -----------
           AUSTRALIA (1.7%)
           BANKING
   8,000   Westpac Banking Corp., Ltd..............................................................       54,840
                                                                                                     -----------
           ENERGY
   5,000   Woodside Petroleum Ltd..................................................................       34,446
                                                                                                     -----------
           FINANCIAL SERVICES
  24,000   Tyndall Australia Ltd...................................................................       40,637
                                                                                                     -----------
           FOODS & BEVERAGES
  30,000   Goodman Fielder Ltd.....................................................................       47,320
                                                                                                     -----------
           TELECOMMUNICATIONS
   2,400   Telstra Corp., Ltd. (ADR)*..............................................................      108,450
                                                                                                     -----------
           TOTAL AUSTRALIA.........................................................................      285,693
                                                                                                     -----------
           BELGIUM (0.3%)
           RETAIL
   1,000   G.I.B. Holdings Ltd.....................................................................       48,988
                                                                                                     -----------
           BRAZIL (1.5%)
           TELECOMMUNICATIONS
   1,400   Telecommunicacoes Brasileiras S.A. (ADR)................................................      155,400
                                                                                                     -----------
           UTILITIES - ELECTRIC
   7,500   Companhia Paranaense de Energia - Copel (ADR)...........................................       90,000
                                                                                                     -----------

           TOTAL BRAZIL............................................................................      245,400
                                                                                                     -----------

           CANADA (1.7%)
           BANKING
   2,000   Royal Bank of Canada....................................................................      104,891
                                                                                                     -----------
           BIOTECHNOLOGY
   5,500   BioChem Pharma, Inc.*...................................................................      112,062
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTERS - SYSTEMS
   2,000   Geac Computer Corp., Ltd.*..............................................................  $    66,630
                                                                                                     -----------

           TOTAL CANADA............................................................................      283,583
                                                                                                     -----------

           CHILE (0.6%)
           TELECOMMUNICATIONS
   2,000   Compania de Telecommunicaciones de Chile S.A. (ADR).....................................       48,125
                                                                                                     -----------
           UTILITIES - ELECTRIC
   2,000   Enersis S.A. (ADR)......................................................................       52,875
                                                                                                     -----------

           TOTAL CHILE.............................................................................      101,000
                                                                                                     -----------

           CHINA (0.2%)
           TELECOMMUNICATIONS
   1,300   China Telecom (Hong Kong) Ltd. (ADR)*...................................................       40,869
                                                                                                     -----------

           DENMARK (1.4%)
           PHARMACEUTICALS
   1,000   Novo-Nordisk AS (Series B)..............................................................      143,462
                                                                                                     -----------
           TRANSPORTATION
     700   Kobenhavns Lufthavne AS.................................................................       80,840
                                                                                                     -----------

           TOTAL DENMARK...........................................................................      224,302
                                                                                                     -----------

           FINLAND (0.4%)
           MANUFACTURING
     800   KCI Konecranes International............................................................       27,451
                                                                                                     -----------
           PHARMACEUTICALS
   1,400   Orion-yhtymae Oy (B Shares).............................................................       42,350
                                                                                                     -----------

           TOTAL FINLAND...........................................................................       69,801
                                                                                                     -----------

           FRANCE (6.3%)
           AEROSPACE & DEFENSE
   3,000   Thomson CSF.............................................................................      102,765
                                                                                                     -----------
           AUTOMOTIVE
   1,200   Compagnie Generale des Etablissements Michelin (B Shares)...............................       63,910
   1,200   Valeo S.A...............................................................................       83,837
                                                                                                     -----------
                                                                                                         147,747
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           BANKING
   1,600   Banque Nationale de Paris...............................................................  $    82,629
                                                                                                     -----------
           ENERGY
     700   Elf Aquitaine S.A.......................................................................       79,015
                                                                                                     -----------
           FINANCIAL SERVICES
   1,100   Compagnie Financiere de Paribas (A Shares)..............................................       98,328
     350   Dexia France............................................................................       41,620
                                                                                                     -----------
                                                                                                         139,948
                                                                                                     -----------
           INSURANCE
   1,400   AXA-UAP.................................................................................      116,238
                                                                                                     -----------
           LEISURE
     600   Accor S.A...............................................................................      118,033
                                                                                                     -----------
           MEDIA
     700   Havas S.A...............................................................................       49,978
                                                                                                     -----------
           TELECOMMUNICATIONS
   3,000   France Telecom S.A. (ADR)*..............................................................      127,125
                                                                                                     -----------
           TELECOMMUNICATIONS EQUIPMENT
     600   Alcatel Alsthom.........................................................................       79,569
                                                                                                     -----------
           TOTAL FRANCE............................................................................    1,043,047
                                                                                                     -----------

           GERMANY (2.8%)
           APPAREL
     400   Adidas AG...............................................................................       58,721
      20   Hugo Boss AG (Pref.)....................................................................       28,431
                                                                                                     -----------
                                                                                                          87,152
                                                                                                     -----------
           AUTOMOTIVE
      90   Bayerische Motoren Werke (BMW) AG.......................................................       71,842
     300   MAN AG..................................................................................       80,536
                                                                                                     -----------
                                                                                                         152,378
                                                                                                     -----------
           CHEMICALS
   1,200   Bayer AG................................................................................       45,074
     600   SGL Carbon AG...........................................................................       75,451
                                                                                                     -----------
                                                                                                         120,525
                                                                                                     -----------
           MACHINERY - DIVERSIFIED
     100   Mannesmann AG...........................................................................       56,916
                                                                                                     -----------
           TELECOMMUNICATIONS
     900   Siemens AG..............................................................................       54,989
                                                                                                     -----------

           TOTAL GERMANY...........................................................................      471,960
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           HONG KONG (2.9%)
           BANKING
  12,000   Guoco Group Ltd.........................................................................  $    17,846
   3,140   HSBC Holdings PLC.......................................................................       69,638
                                                                                                     -----------
                                                                                                          87,484
                                                                                                     -----------
           CONGLOMERATES
  11,000   Hutchison Whampoa, Ltd..................................................................       64,723
                                                                                                     -----------
           REAL ESTATE
  15,000   Cheung Kong (Holdings) Ltd..............................................................       76,620
  14,000   New World Development Co., Ltd..........................................................       33,764
   6,000   Sun Hung Kai Properties Ltd.............................................................       30,803
                                                                                                     -----------
                                                                                                         141,187
                                                                                                     -----------
           UTILITIES
  36,600   Hong Kong & China Gas Co., Ltd..........................................................       61,528
                                                                                                     -----------
           UTILITIES - ELECTRIC
  23,000   CLP Holdings Ltd........................................................................      126,406
                                                                                                     -----------

           TOTAL HONG KONG.........................................................................      481,328
                                                                                                     -----------

           INDIA (0.4%)
           TELECOMMUNICATIONS
   5,000   Mahanagar Telephone Nigam Ltd. (GDR)*...................................................       75,312
                                                                                                     -----------

           ISRAEL (0.3%)
           RETAIL
   4,000   Supersol Ltd. (ADR).....................................................................       55,000
                                                                                                     -----------

           ITALY (2.1%)
           BANKING
  36,000   Banca Commerciale Italiana..............................................................      147,419
                                                                                                     -----------
           ENERGY
   1,500   Ente Nazionale Idrocarburi SpA (ADR)*...................................................       87,937
                                                                                                     -----------
           TELECOMMUNICATIONS
  16,000   Telecom Italia SpA......................................................................      110,825
                                                                                                     -----------

           TOTAL ITALY.............................................................................      346,181
                                                                                                     -----------

           JAPAN (6.4%)
           AUTOMOTIVE
   2,000   Honda Motor Co..........................................................................       72,656
   4,000   Suzuki Motor Co., Ltd...................................................................       36,879
                                                                                                     -----------
                                                                                                         109,535
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           BANKING
  18,000   Sakura Bank Ltd.........................................................................  $    67,376
                                                                                                     -----------
           BUILDING & CONSTRUCTION
   5,000   Sekisui House Ltd.......................................................................       41,371
                                                                                                     -----------
           BUSINESS SERVICES
   1,000   Secom Co................................................................................       63,042
                                                                                                     -----------
           COMPUTERS
   6,000   Fujitsu, Ltd............................................................................       68,558
                                                                                                     -----------
           ELECTRONICS
   1,000   Sony Corp...............................................................................       92,199
                                                                                                     -----------
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS
   1,000   Rohm Co., Ltd...........................................................................      109,535
                                                                                                     -----------
           FINANCIAL SERVICES
   5,000   Nomura Securities Co., Ltd..............................................................       66,982
                                                                                                     -----------
           INTERNATIONAL TRADE
  10,000   Mitsui & Co.............................................................................       66,351
                                                                                                     -----------
           MACHINERY
   5,000   Minebea Co., Ltd........................................................................       53,192
                                                                                                     -----------
           PHARMACEUTICALS
   2,000   Terumo Corp.............................................................................       32,151
                                                                                                     -----------
           REAL ESTATE
   5,000   Mitsui Fudosan Co., Ltd.................................................................       49,645
                                                                                                     -----------
           RESTAURANTS
       5   Yoshinoya D & C Co., Ltd................................................................       47,281
                                                                                                     -----------
           TELECOMMUNICATIONS
      10   Nippon Telegraph & Telephone Corp.......................................................       90,623
                                                                                                     -----------
           TIRE & RUBBER GOODS
   4,000   Bridgestone Corp........................................................................       96,139
                                                                                                     -----------
           TOTAL JAPAN.............................................................................    1,053,980
                                                                                                     -----------
           MALAYSIA (0.5%)
           NATURAL GAS
  20,000   Petronas Gas Berhad.....................................................................       44,205
                                                                                                     -----------
           UTILITIES - ELECTRIC
  20,000   Tenaga Nasional Berhad..................................................................       33,931
                                                                                                     -----------
           TOTAL MALAYSIA..........................................................................       78,136
                                                                                                     -----------
           MEXICO (2.8%)
           BANKING
  80,000   Grupo Financiero Bancomer, S.A. de C.V. (Series B)*.....................................       42,364
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           BEVERAGES - SOFT DRINKS
   6,900   Coca-Cola Femsa S.A. de C.V. (ADR)......................................................  $   127,650
                                                                                                     -----------
           BUILDING MATERIALS
  15,087   Cemex S.A. de C.V. (B Shares)*..........................................................       63,843
                                                                                                     -----------
           CONGLOMERATES
   1,207   DESC S.A. de C.V. (Series C) (ADR)......................................................       35,456
   7,000   Grupo Carso S.A. de C.V. (Series A1)....................................................       39,882
                                                                                                     -----------
                                                                                                          75,338
                                                                                                     -----------
           PAPER & FOREST PRODUCTS
  14,000   Kimberly-Clark de Mexico S.A. de C.V. (A Shares)........................................       60,071
                                                                                                     -----------
           TELECOMMUNICATIONS
   2,000   Telefonos de Mexico S.A. de C.V. (Series L) (ADR).......................................       98,500
                                                                                                     -----------

           TOTAL MEXICO............................................................................      467,766
                                                                                                     -----------
           NETHERLANDS (4.0%)
           BUILDING MATERIALS
     800   Hunter Douglas NV.......................................................................       30,266
                                                                                                     -----------
           BUSINESS & PUBLIC SERVICES
   1,750   Randstad Holdings NV....................................................................       70,452
                                                                                                     -----------
           CHEMICALS
     750   Akzo Nobel NV...........................................................................      135,762
                                                                                                     -----------
           ELECTRONICS
   2,000   Philips Electronics NV..................................................................      135,034
                                                                                                     -----------
           FOOD PROCESSING
   1,000   Koninklijke Numico NV...................................................................       31,721
                                                                                                     -----------
           HOUSEHOLD FURNISHINGS & APPLIANCES
   1,400   Koninklijke Ahrend Groep NV.............................................................       42,577
                                                                                                     -----------
           INSURANCE
     500   Aegon NV................................................................................       47,703
     875   ING Groep NV............................................................................       40,064
                                                                                                     -----------
                                                                                                          87,767
                                                                                                     -----------
           PUBLISHING
   2,900   Elsevier NV.............................................................................       49,091
                                                                                                     -----------
           RETAIL
   2,700   Koninklijke Ahold NV....................................................................       74,385
                                                                                                     -----------

           TOTAL NETHERLANDS.......................................................................      657,055
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           PERU (0.2%)
           BANKING
   7,000   Banco Wiese (ADR).......................................................................  $    34,125
                                                                                                     -----------
           PHILIPPINES (0.3%)
           TELECOMMUNICATIONS
   1,700   Philippine Long Distance Telephone Co. (ADR)............................................       44,625
                                                                                                     -----------
           PORTUGAL (0.9%)
           TELECOMMUNICATIONS
   1,600   Portugal Telecom S.A. (ADR).............................................................       81,400
     500   Telecel-Comunicacoes Pessoais S.A.*.....................................................       64,112
                                                                                                     -----------
           TOTAL PORTUGAL..........................................................................      145,512
                                                                                                     -----------
           SINGAPORE (0.9%)
           BANKING
   4,500   Development Bank of Singapore, Ltd......................................................       28,905
                                                                                                     -----------
           UTILITIES - TELECOMMUNICATIONS
  59,000   Singapore Telecommunications, Ltd.......................................................      117,139
                                                                                                     -----------

           TOTAL SINGAPORE.........................................................................      146,044
                                                                                                     -----------

           SOUTH AFRICA (0.2%)
           COMPUTERS - SYSTEMS
   2,462   Dimension Data Holdings Ltd. (GDR) - 144A** *...........................................       35,084
                                                                                                     -----------
           SPAIN (2.2%)
           BANKING
   2,000   Banco Popular Espanol S.A...............................................................      150,870
                                                                                                     -----------
           RETAIL
   5,100   Centros Comerciales Pryca S.A...........................................................       89,768
                                                                                                     -----------
           TELECOMMUNICATIONS
     700   Telefonica de Espana S.A. (ADR).........................................................       68,338
                                                                                                     -----------
           UTILITIES - ELECTRIC
   2,800   Endesa S.A..............................................................................       53,978
                                                                                                     -----------

           TOTAL SPAIN.............................................................................      362,954
                                                                                                     -----------

           SWEDEN (0.9%)
           AUTOMOTIVE
   2,200   Scania AB (A Shares)....................................................................       47,752
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           MACHINERY
   2,300   Kalmar Industries AB....................................................................  $    35,031
                                                                                                     -----------
           MANUFACTURING
   1,200   Assa Abloy AB (Series B)................................................................       29,598
                                                                                                     -----------
           TELECOMMUNICATIONS
   1,000   Ericsson (L.M.) Telephone Co. AB (Series "B" Free)......................................       39,217
                                                                                                     -----------

           TOTAL SWEDEN............................................................................      151,598
                                                                                                     -----------

           SWITZERLAND (2.8%)
           BUILDING MATERIALS
      50   Holderbank Financiere Glarus AG (B Shares)..............................................       41,192
                                                                                                     -----------
           ENGINEERING
      40   ABB AG - Bearer.........................................................................       50,949
                                                                                                     -----------
           FOOD PROCESSING
     100   Nestle S.A..............................................................................      159,553
                                                                                                     -----------
           PHARMACEUTICALS
      32   Novartis AG.............................................................................       54,851
      30   Novartis AG - Bearer....................................................................       51,524
      10   Roche Holdings AG.......................................................................      103,930
                                                                                                     -----------
                                                                                                         210,305
                                                                                                     -----------

           TOTAL SWITZERLAND.......................................................................      461,999
                                                                                                     -----------

           TAIWAN (0.3%)
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS
   2,000   Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)*.....................................       47,500
                                                                                                     -----------

           UNITED KINGDOM (15.9%)
           AEROSPACE
  16,453   Rolls-Royce PLC.........................................................................       55,633
                                                                                                     -----------
           AEROSPACE & DEFENSE
   3,996   British Aerospace PLC...................................................................      103,787
                                                                                                     -----------
           AUTO PARTS - ORIGINAL EQUIPMENT
  11,000   BBA Group PLC...........................................................................       64,507
  26,200   LucasVarity PLC.........................................................................       88,591
                                                                                                     -----------
                                                                                                         153,098
                                                                                                     -----------
           BANKING
   3,600   Abbey National PLC......................................................................       72,331
   7,103   National Westminster Bank PLC...........................................................      127,050
                                                                                                     -----------
                                                                                                         199,381
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           BEVERAGES
   5,800   Bass PLC................................................................................  $    91,901
                                                                                                     -----------
           BUILDING & CONSTRUCTION
   5,963   Blue Circle Industries PLC..............................................................       31,559
                                                                                                     -----------
           BUSINESS SERVICES
   3,400   Compass Group PLC.......................................................................       45,986
   3,000   Reuters Holdings PLC....................................................................       26,953
                                                                                                     -----------
                                                                                                          72,939
                                                                                                     -----------
           COMPUTER SOFTWARE & SERVICES
   3,500   SEMA Group PLC..........................................................................       99,194
                                                                                                     -----------
           CONGLOMERATES
   9,302   Tomkins PLC.............................................................................       50,143
                                                                                                     -----------
           ELECTRONICS
   6,000   General Electric Co. PLC................................................................       37,538
                                                                                                     -----------
           ENERGY
  17,300   Shell Transport & Trading Co. PLC.......................................................      117,560
                                                                                                     -----------
           FOOD PROCESSING
  10,000   Devro PLC...............................................................................       64,850
   6,000   Unilever PLC............................................................................       47,216
                                                                                                     -----------
                                                                                                         112,066
                                                                                                     -----------
           HOUSEHOLD PRODUCTS
   7,000   Reckitt & Colman PLC....................................................................      112,630
                                                                                                     -----------
           INSURANCE
   4,200   Britannic Assurance PLC.................................................................       81,985
   5,700   Commercial Union PLC....................................................................       92,178
  10,731   Royal & Sun Alliance Insurance Group PLC................................................      121,477
                                                                                                     -----------
                                                                                                         295,640
                                                                                                     -----------
           LEISURE
   2,671   Granada Group PLC.......................................................................       42,017
  15,000   Rank Group PLC..........................................................................       73,446
                                                                                                     -----------
                                                                                                         115,463
                                                                                                     -----------
           PHARMACEUTICALS
  12,000   British Biotech PLC*....................................................................       26,855
   8,286   Glaxo Wellcome PLC......................................................................      222,383
                                                                                                     -----------
                                                                                                         249,238
                                                                                                     -----------
           PUBLISHING
   7,000   Reed International PLC..................................................................       72,152
                                                                                                     -----------
           RETAIL
   6,200   Next PLC................................................................................       74,185
   9,500   Sainsbury (J.) PLC......................................................................       77,126
                                                                                                     -----------
                                                                                                         151,311
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS
  10,000   British Telecommunications PLC..........................................................  $    95,560
   4,300   Esat Telecom Group PLC (ADR)*...........................................................       72,563
   9,602   Securicor PLC...........................................................................       51,733
  12,000   Vodafone Group PLC......................................................................       92,227
                                                                                                     -----------
                                                                                                         312,083
                                                                                                     -----------
           TRANSPORTATION
   7,811   British Airways PLC.....................................................................       65,710
                                                                                                     -----------
           UTILITIES - ELECTRIC
  11,500   National Power PLC......................................................................      125,298
                                                                                                     -----------

           TOTAL UNITED KINGDOM....................................................................    2,624,324
                                                                                                     -----------

           UNITED STATES (36.5%)
           AEROSPACE & DEFENSE
   6,200   Loral Space & Communications Ltd.*......................................................      136,788
                                                                                                     -----------
           ALUMINUM
   2,100   Aluminum Co. of America.................................................................      160,387
                                                                                                     -----------
           AUTOMOTIVE
   3,800   Chrysler Corp...........................................................................      132,287
   3,000   Ford Motor Co...........................................................................      153,000
                                                                                                     -----------
                                                                                                         285,287
                                                                                                     -----------
           BANKS
   2,300   First Tennessee National Corp...........................................................      135,412
                                                                                                     -----------
           BEVERAGES - SOFT DRINKS
   3,700   PepsiCo, Inc............................................................................      133,431
                                                                                                     -----------
           BUILDING MATERIALS
   3,200   Champion International Corp.............................................................      163,800
                                                                                                     -----------
           CHEMICALS
   1,400   Dow Chemical Co.........................................................................      126,000
   4,500   Georgia Gulf Corp.......................................................................      146,812
   3,200   Monsanto Co.............................................................................      151,800
                                                                                                     -----------
                                                                                                         424,612
                                                                                                     -----------
           COMMERCIAL SERVICES
  10,000   Actrade International, Ltd.*............................................................      221,250
                                                                                                     -----------
           COMMUNICATIONS - EQUIPMENT & SOFTWARE
   2,400   Cisco Systems, Inc.*....................................................................      151,350
                                                                                                     -----------
           COMPUTERS
   5,100   Gateway 2000, Inc.*.....................................................................      192,206
                                                                                                     -----------
           COMPUTERS - SYSTEMS
   2,800   Diebold, Inc............................................................................      139,300
   2,300   Hewlett-Packard Co......................................................................      138,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   3,500   Sun Microsystems, Inc.*.................................................................  $   167,781
                                                                                                     -----------
                                                                                                         445,081
                                                                                                     -----------
           ELECTRICAL EQUIPMENT
   2,000   Honeywell, Inc..........................................................................      140,125
                                                                                                     -----------
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS
   1,800   Intel Corp..............................................................................      145,800
                                                                                                     -----------
           ENTERTAINMENT
   1,400   Walt Disney Co..........................................................................      149,188
                                                                                                     -----------
           FINANCIAL SERVICES
   1,700   American Express Co.....................................................................      142,269
   2,500   Fannie Mae..............................................................................      154,375
   2,500   Travelers Group, Inc....................................................................      123,750
                                                                                                     -----------
                                                                                                         420,394
                                                                                                     -----------
           FOODS
   1,900   General Mills, Inc......................................................................      141,431
                                                                                                     -----------
           HOUSEHOLD FURNISHINGS & APPLIANCES
   4,100   Maytag Corp.............................................................................      157,594
                                                                                                     -----------
           HOUSEHOLD PRODUCTS - NON-DURABLE
   2,000   Colgate-Palmolive Co....................................................................      146,500
                                                                                                     -----------
           MEDICAL SERVICES
   3,100   HBO & Co................................................................................      162,169
                                                                                                     -----------
           OFFSHORE DRILLING
   2,900   Diamond Offshore Drilling, Inc..........................................................      129,594
                                                                                                     -----------
           OIL - INTEGRATED - DOMESTIC
   1,800   Atlantic Richfield Co...................................................................      133,875
                                                                                                     -----------
           OIL - INTEGRATED - INTERNATIONAL
   1,800   Chevron Corp............................................................................      134,663
   2,200   Exxon Corp..............................................................................      130,488
   2,000   Mobil Corp..............................................................................      136,250
                                                                                                     -----------
                                                                                                         401,401
                                                                                                     -----------
           OIL WELL EQUIPMENT & SERVICE
   1,800   Schlumberger, Ltd.......................................................................      132,638
                                                                                                     -----------
           PHARMACEUTICALS
   2,100   Abbott Laboratories.....................................................................      148,706
   2,000   American Home Products Corp.............................................................      190,875
                                                                                                     -----------
                                                                                                         339,581
                                                                                                     -----------
           RETAIL - SPECIALTY
   4,100   Bed Bath & Beyond, Inc.*................................................................      162,463
   5,700   Pep Boys-Manny, Moe & Jack..............................................................      124,688
                                                                                                     -----------
                                                                                                         287,151
                                                                                                     -----------
           RETAIL - SPECIALTY APPAREL
   3,750   Gap, Inc................................................................................      146,484
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           SAVINGS & LOAN COMPANIES
   2,300   Ahmanson (H.F.) & Co....................................................................  $   134,119
   1,500   Golden West Financial Corp..............................................................      126,656
                                                                                                     -----------
                                                                                                         260,775
                                                                                                     -----------
           STEEL
   2,800   Nucor Corp..............................................................................      133,350
                                                                                                     -----------
           TRUCKERS
   6,000   Yellow Corp.*...........................................................................      155,250
                                                                                                     -----------

           TOTAL UNITED STATES.....................................................................    6,032,904
                                                                                                     -----------

           TOTAL COMMON AND PREFERRED STOCKS
           (IDENTIFIED COST $13,567,636)...........................................................   16,210,047
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (3.9%)
           REPURCHASE AGREEMENT
$    637   The Bank of New York 5.375% due 02/02/98 (dated 01/30/98; proceeds $637,783) (IDENTIFIED
             COST $637,497) (a)....................................................................      637,497
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $14,205,133) (b)..........................................................  101.9 %   16,847,544

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (1.9)      (307,800)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 16,539,744
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Collateralized by $632,131 U.S. Treasury Note 6.75% due 05/31/99 valued at $650,247.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,318,087 and the aggregate gross unrealized depreciation is $675,676, resulting in net unrealized appreciation of $2,642,411.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

          FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JANUARY 31, 1998:

                            IN                         UNREALIZED
   CONTRACTS TO          EXCHANGE        DELIVERY    APPRECIATION/
      RECEIVE               FOR            DATE      (DEPRECIATION)
--------------------------------------------------------------------
ESP  5,233,996       $          34,075    02/02/98     $     (330)
L       22,579       $          37,097    02/03/98           (215)
$       27,614       DEM        50,376    02/04/98             71
$       88,025       FRF       540,474    02/27/98           (136)
FRF   306,396        $          50,586    02/27/98           (607)
                                                          -------
      Net unrealized depreciation  ...............     $   (1,217)
                                                          -------
                                                          -------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
SUMMARY OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Aerospace..........................................................................  $    55,633        0.3 %
Aerospace & Defense................................................................      343,340        2.1
Aluminum...........................................................................      160,387        1.0
Apparel............................................................................       87,152        0.5
Auto Parts - Original Equipment....................................................      153,098        0.9
Automotive.........................................................................      742,699        4.5
Banking............................................................................    1,049,248        6.4
Banks..............................................................................      135,412        0.8
Beverages..........................................................................       91,901        0.6
Beverages - Soft Drinks............................................................      261,081        1.6
Biotechnology......................................................................      112,062        0.7
Building & Construction............................................................       72,930        0.4
Building Materials.................................................................      299,101        1.8
Business & Public Services.........................................................       70,452        0.4
Business Services..................................................................      135,981        0.8
Chemicals..........................................................................      680,899        4.1
Commercial Services................................................................      221,250        1.3
Communications - Equipment & Software..............................................      151,350        0.9
Computer Software & Services.......................................................       99,194        0.6
Computers..........................................................................      260,764        1.6
Computers - Systems................................................................      546,795        3.3
Conglomerates......................................................................      190,204        1.2
Electrical Equipment...............................................................      140,125        0.9
Electronics........................................................................      264,771        1.6
Electronics - Semiconductors/Components............................................      302,835        1.8
Energy.............................................................................      318,958        1.9
Engineering........................................................................       50,949        0.3
Entertainment......................................................................      149,188        0.9
Financial Services.................................................................      667,961        4.0
Food Processing....................................................................      303,340        1.8
Foods..............................................................................      141,431        0.9
Foods & Beverages..................................................................       47,320        0.3
Household Furnishings & Appliances.................................................      200,171        1.2
Household Products.................................................................      112,630        0.7
Household Products - Non - Durable.................................................      146,500        0.9
Insurance..........................................................................      499,645        3.0
International Trade................................................................       66,351        0.4

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Leisure............................................................................  $   233,496        1.4 %
Machinery..........................................................................       88,223        0.5
Machinery - Diversified............................................................       56,916        0.3
Manufacturing......................................................................       57,049        0.3
Media..............................................................................       49,978        0.3
Medical Services...................................................................      162,169        1.0
Natural Gas........................................................................       44,205        0.3
Offshore Drilling..................................................................      129,594        0.8
Oil - Integrated - Domestic........................................................      133,875        0.8
Oil - Integrated - International...................................................      401,401        2.4
Oil Well Equipment & Service.......................................................      132,638        0.8
Paper & Forest Products............................................................       60,071        0.4
Pharmaceuticals....................................................................    1,017,087        6.2
Publishing.........................................................................      121,243        0.7
Real Estate........................................................................      190,832        1.2
Repurchase Agreement...............................................................      637,497        3.9
Restaurants........................................................................       47,281        0.3
Retail.............................................................................      419,452        2.5
Retail - Specialty.................................................................      287,151        1.7
Retail - Specialty Apparel.........................................................      146,484        0.9
Savings & Loan Companies...........................................................      260,775        1.6
Steel..............................................................................      133,350        0.8
Telecommunications.................................................................    1,565,006        9.5
Telecommunications Equipment.......................................................       79,569        0.5
Tire & Rubber Goods................................................................       96,139        0.6
Transportation.....................................................................      146,550        0.9
Truckers...........................................................................      155,250        0.9
Utilities..........................................................................       61,528        0.4
Utilities - Electric...............................................................      482,488        2.9
Utilities - Telecommunications.....................................................      117,139        0.7
                                                                                     -----------     -----
                                                                                     $16,847,544      101.9 %
                                                                                     -----------     -----
                                                                                     -----------     -----

                                                                                                PERCENT OF
TYPE OF INVESTMENT                                                                  VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks..................................................................  $16,181,616           97.8 %
Preferred Stock................................................................       28,431            0.2
Short-Term Investment..........................................................      637,497            3.9
                                                                                 -----------         -----
                                                                                 $16,847,544          101.9 %
                                                                                 -----------         -----
                                                                                 -----------         -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (68.6%)
           AEROSPACE & DEFENSE (2.0%)
   3,260   General Motors Corp. (Class H)..........................................................  $   112,877
   3,100   Honeywell, Inc..........................................................................      217,194
   1,300   Thiokol Corp............................................................................      112,125
                                                                                                     -----------
                                                                                                         442,196
                                                                                                     -----------
           AIRLINES (1.0%)
   4,875   Continental Airlines, Inc. (Class B)*...................................................      226,078
                                                                                                     -----------
           ALUMINUM (0.9%)
   2,700   Aluminum Co. of America.................................................................      206,212
                                                                                                     -----------
           AUTOMOTIVE (2.0%)
   6,000   Chrysler Corp...........................................................................      208,875
   4,460   Ford Motor Co...........................................................................      227,460
                                                                                                     -----------
                                                                                                         436,335
                                                                                                     -----------
           BANKS - MONEY CENTER (1.7%)
   1,800   Chase Manhattan Corp....................................................................      192,937
   1,550   Citicorp................................................................................      184,450
                                                                                                     -----------
                                                                                                         377,387
                                                                                                     -----------
           BANKS - REGIONAL (1.9%)
   3,350   NationsBank Corp........................................................................      201,000
     750   Wells Fargo & Co........................................................................      231,750
                                                                                                     -----------
                                                                                                         432,750
                                                                                                     -----------
           BEVERAGES - SOFT DRINKS (0.9%)
   5,640   PepsiCo Inc.............................................................................      203,392
                                                                                                     -----------
           BIOTECHNOLOGY (0.2%)
   2,500   BioChem Pharma, Inc. (Canada)*..........................................................       50,937
                                                                                                     -----------
           BROADCAST MEDIA (0.8%)
   2,420   Clear Channel Communications, Inc.*.....................................................      186,340
                                                                                                     -----------
           CABLE/CELLULAR (1.2%)
   8,960   U.S. West Media Group, Inc.*............................................................      266,000
                                                                                                     -----------
           CHEMICALS (2.6%)
   2,500   Dow Chemical Co.........................................................................      225,000
     880   Du Pont (E.I.) De Nemours & Co., Inc....................................................       49,830
   1,650   Georgia Gulf Corp.......................................................................       53,831
   5,500   Monsanto Co.............................................................................      260,906
                                                                                                     -----------
                                                                                                         589,567
                                                                                                     -----------
           COMMUNICATIONS EQUIPMENT (3.3%)
   1,870   Bay Networks, Inc.*.....................................................................       50,841
   4,095   Cisco Systems, Inc.*....................................................................      258,241
   2,500   Lucent Technologies Inc.................................................................      221,250

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   3,830   Tellabs, Inc.*..........................................................................  $   195,809
                                                                                                     -----------
                                                                                                         726,141
                                                                                                     -----------
           COMPUTER SOFTWARE (1.8%)
   1,070   HBO & Co................................................................................       55,974
   1,620   Microsoft Corp.*........................................................................      241,684
   2,000   Network Associates, Inc.*...............................................................      108,000
                                                                                                     -----------
                                                                                                         405,658
                                                                                                     -----------
           COMPUTERS (4.2%)
   2,220   Dell Computer Corp.*....................................................................      220,751
   4,730   Diebold, Inc............................................................................      235,318
   6,330   Gateway 2000, Inc.*.....................................................................      238,562
   4,880   Sun Microsystems, Inc.*.................................................................      233,935
                                                                                                     -----------
                                                                                                         928,566
                                                                                                     -----------
           CONSUMER PRODUCTS (1.0%)
   3,000   Colgate-Palmolive Co....................................................................      219,750
                                                                                                     -----------
           ELECTRICAL EQUIPMENT (1.6%)
   1,800   Emerson Electric Co.....................................................................      108,900
   3,160   General Electric Co.....................................................................      244,900
                                                                                                     -----------
                                                                                                         353,800
                                                                                                     -----------
           ENGINEERING & CONSTRUCTION (0.5%)
   2,900   Fluor Corp..............................................................................      109,294
                                                                                                     -----------
           ENTERTAINMENT (0.2%)
     500   Walt Disney Co..........................................................................       53,281
                                                                                                     -----------
           FINANCIAL SERVICES (2.9%)
   2,660   American Express Co.....................................................................      222,609
   3,400   Fannie Mae..............................................................................      209,950
   4,440   Travelers Group, Inc....................................................................      219,780
                                                                                                     -----------
                                                                                                         652,339
                                                                                                     -----------
           FOODS (2.1%)
   3,200   General Mills, Inc......................................................................      238,200
   5,100   Kellogg Co..............................................................................      235,556
                                                                                                     -----------
                                                                                                         473,756
                                                                                                     -----------
           HEALTHCARE - HMOS (0.8%)
   9,200   Humana, Inc.*...........................................................................      184,575
                                                                                                     -----------
           HOUSEHOLD APPLIANCES (1.1%)
   6,630   Maytag Corp.............................................................................      254,841
                                                                                                     -----------
           INSURANCE (4.0%)
   2,250   Ace, Ltd. (Bermuda).....................................................................      209,391
   2,000   American International Group, Inc.......................................................      220,625
   3,080   Chubb Corp..............................................................................      233,888
   4,940   Equitable Companies, Inc................................................................      227,240
                                                                                                     -----------
                                                                                                         891,144
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           INTERNET (0.9%)
   2,100   America Online, Inc.*...................................................................  $   200,944
                                                                                                     -----------
           LIFE & HEALTH INSURANCE (0.2%)
   1,170   Conseco, Inc............................................................................       53,528
                                                                                                     -----------
           OFFICE EQUIPMENT & SUPPLIES (0.2%)
   1,700   IKON Office Solutions, Inc..............................................................       53,550
                                                                                                     -----------
           OIL - INTEGRATED - DOMESTIC (1.8%)
   3,600   Amerada Hess Corp.......................................................................      196,875
   2,670   Atlantic Richfield Co...................................................................      198,581
                                                                                                     -----------
                                                                                                         395,456
                                                                                                     -----------
           OIL - INTEGRATED - INTERNATIONAL (4.0%)
   1,500   Chevron Corp............................................................................      112,219
   3,420   Exxon Corp..............................................................................      202,849
   2,960   Mobil Corp..............................................................................      201,650
   3,880   Royal Dutch Petroleum Co. (ADR) (Netherlands)...........................................      198,850
   3,540   Texaco, Inc.............................................................................      184,301
                                                                                                     -----------
                                                                                                         899,869
                                                                                                     -----------
           PAPER PRODUCTS (1.7%)
   4,340   Bowater, Inc............................................................................      212,660
   3,400   Champion International Corp.............................................................      174,038
                                                                                                     -----------
                                                                                                         386,698
                                                                                                     -----------
           PHARMACEUTICALS (5.6%)
   3,400   Abbott Laboratories.....................................................................      240,763
   3,050   American Home Products Corp.............................................................      291,084
   3,660   Johnson & Johnson.......................................................................      244,991
   3,520   Lilly (Eli) & Co........................................................................      237,600
   1,570   Warner-Lambert Co.......................................................................      236,285
                                                                                                     -----------
                                                                                                       1,250,723
                                                                                                     -----------
           RAILROAD EQUIPMENT (0.5%)
   2,400   Trinity Industries, Inc.................................................................      108,600
                                                                                                     -----------
           RETAIL - DEPARTMENT STORES (1.7%)
  15,500   Kmart Corp.*............................................................................      170,500
   4,070   May Department Stores Co................................................................      213,929
                                                                                                     -----------
                                                                                                         384,429
                                                                                                     -----------
           RETAIL - SPECIALTY (5.1%)
   5,200   Bed Bath & Beyond, Inc.*................................................................      206,050
   5,570   Costco Companies, Inc.*.................................................................      241,599
   4,000   Home Depot, Inc.........................................................................      241,250
   3,590   Payless ShoeSource, Inc.*...............................................................      233,574
   5,000   Pep Boys-Manny, Moe & Jack..............................................................      109,375
   4,600   Pier 1 Imports, Inc.....................................................................      107,525
                                                                                                     -----------
                                                                                                       1,139,373
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           RETAIL - SPECIALTY APPAREL (2.3%)
   6,555   Gap, Inc. (The).........................................................................  $   256,055
   8,530   Wet Seal, Inc. (Class A)*...............................................................      260,698
                                                                                                     -----------
                                                                                                         516,753
                                                                                                     -----------
           SAVINGS & LOAN ASSOCIATIONS (1.2%)
     540   Golden West Financial Corp..............................................................       45,596
   3,300   Washington Mutual, Inc..................................................................      212,025
                                                                                                     -----------
                                                                                                         257,621
                                                                                                     -----------
           SEMICONDUCTORS (0.9%)
   2,430   Intel Corp..............................................................................      196,830
                                                                                                     -----------
           STEEL (0.9%)
   4,130   Nucor Corp..............................................................................      196,691
                                                                                                     -----------
           TELECOMMUNICATIONS (0.9%)
   6,280   Winstar Communications, Inc.*...........................................................      205,278
                                                                                                     -----------
           TOBACCO (1.0%)
   5,300   Philip Morris Companies, Inc............................................................      219,950
                                                                                                     -----------
           TRANSPORTATION - MISCELLANEOUS (0.2%)
     740   Airborne Freight Corp...................................................................       52,633
                                                                                                     -----------
           TRUCKERS (0.8%)
   6,790   Yellow Corp.*...........................................................................      175,691
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $12,748,839)...........................................................   15,364,956
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (4.1%)
           BANKS (1.9%)
$    100   Central Fidelity Capital I Inc. (Series A)
             6.594%+ due 04/15/27..................................................................      101,925
     100   Centura Capital Trust I - 144A**
             8.845% due 06/01/27...................................................................      111,500
     100   MBNA Capital I (Series A)
             8.278% due 12/01/26...................................................................      104,288
     100   Norwest Financial, Inc.
             6.20% due 02/15/01....................................................................      101,140
                                                                                                     -----------
                                                                                                         418,853
                                                                                                     -----------
           BROKERAGE (0.5%)
     100   Bear Stearns Co., Inc.
             6.75% due 12/15/07....................................................................      101,716
                                                                                                     -----------
           CABLE & TELECOMMUNICATIONS (0.5%)
     100   Time Warner Entertainment Co.
             8.375% due 03/15/23...................................................................      114,351
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           OIL - DOMESTIC (0.3%)
$     50   Occidental Petroleum Corp.
             11.125% due 08/01/10..................................................................  $    69,469
                                                                                                     -----------
           OIL - INTEGRATED - DOMESTIC (0.4%)
     100   Mitchell Energy & Development Corp.
             6.75% due 02/15/04....................................................................      100,556
                                                                                                     -----------
           RECREATION (0.5%)
     100   Carnival Cruise Lines (Panama)
             7.20% due 10/01/23....................................................................      104,848
                                                                                                     -----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $886,461)..............................................................      909,793
                                                                                                     -----------
           U.S. GOVERNMENT OBLIGATIONS (17.2%)
     400   U.S. Treasury Bond 6.50% due 11/15/26...................................................      434,880
     200   U.S. Treasury Bond 6.625% due 02/15/27..................................................      221,034
     315   U.S. Treasury Bond 6.875% due 08/15/25..................................................      357,254
     150   U.S. Treasury Bond 7.625% due 02/15/25..................................................      185,241
     550   U.S. Treasury Note 5.125% due 11/30/98..................................................      549,224
     350   U.S. Treasury Note 5.625% due 11/30/00..................................................      352,418
     200   U.S. Treasury Note 5.75% due 08/15/03...................................................      202,894
     750   U.S. Treasury Note 5.875% due 04/30/98..................................................      750,938
      50   U.S. Treasury Note 6.375% due 01/15/99..................................................       50,505
     360   U.S. Treasury Note 6.875% due 08/31/99..................................................      368,388
     100   U.S. Treasury Note 6.875% due 05/15/06..................................................      108,634
     240   U.S. Treasury Note 7.25% due 05/15/04...................................................      262,490
                                                                                                     -----------

           TOTAL U.S. GOVERNMENT OBLIGATIONS
           (IDENTIFIED COST $3,690,528)............................................................    3,843,900
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

           SHORT-TERM INVESTMENTS (9.9%)
           U.S. GOVERNMENT AGENCY (a) (8.9%)
$  2,000   Federal Home Loan Mortgage Corp. 5.57% due 02/02/98 (AMORTIZED COST $1,999,691).........  $ 1,999,691

           REPURCHASE AGREEMENT (1.0%)
     231   The Bank of New York 5.375% due 02/02/98 (dated 01/30/98;
             proceeds $231,243) (b) (IDENTIFIED COST $231,139).....................................      231,139
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $2,230,830)............................................................    2,230,830
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $19,556,658) (c)..........................................................   99.8 %   22,349,479

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.2         43,305
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 22,392,784
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
 + Floating rate security. Coupon rate shown is the rate in effect at January 31, 1998.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $229,194 U.S. Treasury Note 6.75% due 05/31/99 valued at $235,762.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,083,220 and the aggregate gross unrealized depreciation is $290,399, resulting in net unrealized appreciation of $2,792,821.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

JANUARY 31, 1998 (UNAUDITED)
                                                   U.S.
                                                GOVERNMENT         U.S.        INTERMEDIATE
                                   LIQUID         MONEY         GOVERNMENT        INCOME
                                   ASSET          MARKET        SECURITIES      SECURITIES
--------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value*......................  $ 14,625,506  $   1,328,414   $   9,122,256   $   2,214,105
Cash..........................         6,323          3,934              --           3,102
Receivable for:
    Investments sold..........            --             --              --              --
    Shares of beneficial
      interest sold...........           218             --          11,954          17,687
    Dividends.................            --             --              --              --
    Interest..................            --             --          68,587          40,162
    Foreign withholding taxes
      reclaimed...............            --             --              --              --
Prepaid expenses and other
  assets......................        24,491         14,766          16,932          15,312
Receivable from affiliate.....            --         13,513           3,774           9,215
                                ------------  --------------  --------------  --------------
     TOTAL ASSETS.............    14,656,538      1,360,627       9,223,503       2,299,583
                                ------------  --------------  --------------  --------------
LIABILITIES:
Payable for:
    Investments purchased.....            --             --              --              --
    Shares of beneficial
      interest repurchased....        75,004             13          73,280          17,685
    Dividends to
      shareholders............            --             --           2,887           1,552
    Investment management
      fee.....................         1,518             --              --              --
Payable to bank...............            --             --              --              --
Accrued expenses and other
  payables....................        20,247         13,129          13,399          15,208
Organizational expenses
  payable.....................         5,441          5,596           5,494           5,507
                                ------------  --------------  --------------  --------------
     TOTAL LIABILITIES........       102,210         18,738          95,060          39,952
                                ------------  --------------  --------------  --------------
NET ASSETS:
Paid-in-capital...............    14,554,269      1,341,889       8,848,631       2,293,628
Accumulated undistributed net
  investment income (loss)....            59             --           1,523              --
Accumulated undistributed net
  realized gain (loss)........            --             --          20,393         (86,721)
Net unrealized appreciation...            --             --         257,896          52,724
                                ------------  --------------  --------------  --------------
     NET ASSETS...............  $ 14,554,328  $   1,341,889   $   9,128,443   $   2,259,631
                                ------------  --------------  --------------  --------------
                                ------------  --------------  --------------  --------------
     *IDENTIFIED COST.........  $ 14,625,506  $   1,328,414   $   8,864,360   $   2,161,381
                                ------------  --------------  --------------  --------------
                                ------------  --------------  --------------  --------------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....    14,554,269      1,343,135         907,586         231,029
                                ------------  --------------  --------------  --------------
                                ------------  --------------  --------------  --------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............         $1.00          $1.00          $10.06           $9.78
                                ------------  --------------  --------------  --------------
                                ------------  --------------  --------------  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 1998 (UNAUDITED)

                                 AMERICAN     CAPITAL     DIVIDEND                 VALUE-ADDED    GLOBAL
                                   VALUE       GROWTH      GROWTH      UTILITIES     MARKET       EQUITY     STRATEGIST
------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value*......................  $51,961,912  $3,278,978  $108,676,912 $ 5,781,104  $21,680,008  $16,847,544  $22,349,479
Cash..........................       22,586       6,336           --           --           --           --           --
Receivable for:
    Investments sold..........    3,730,008      64,521    1,094,766           --    1,808,050      115,705           --
    Shares of beneficial
      interest sold...........      128,546       6,606      132,946        7,995       20,597       43,821       42,041
    Dividends.................       34,902         474      145,893       20,148       20,800       11,090       11,339
    Interest..................       55,955          --           --           61           --          190       84,739
    Foreign withholding taxes
      reclaimed...............          102          --           --          879           --        9,627           --
Prepaid expenses and other
  assets......................       18,335       9,813       23,369       12,180       15,058       14,726       17,968
Receivable from affiliate.....           --      10,073           --        4,399           --           --           --
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
     TOTAL ASSETS.............   55,952,346   3,376,801  110,073,886    5,826,766   23,544,513   17,042,703   22,505,566
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
LIABILITIES:
Payable for:
    Investments purchased.....    4,165,686      84,655      219,824           --      766,461      384,629       50,490
    Shares of beneficial
      interest repurchased....       73,077     127,301      536,067       82,058        2,166       90,818       31,313
    Dividends to
      shareholders............           --          --           --           --           --           --           --
    Investment management
      fee.....................       25,936          --       69,123           --        9,635        2,005        7,625
Payable to bank...............           --          --    2,776,964           --      916,944           --           --
Accrued expenses and other
  payables....................       26,426      13,659       25,077       13,463       15,700       19,998       17,853
Organizational expenses
  payable.....................        5,687       5,687        5,501        5,509        5,687        5,509        5,501
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
     TOTAL LIABILITIES........    4,296,812     231,302    3,632,556      101,030    1,716,593      502,959      112,782
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS:
Paid-in-capital...............   42,372,269   2,629,962   80,897,846    4,191,598   13,822,383   14,340,215   20,050,426
Accumulated undistributed net
  investment income (loss)....       (9,930)    (12,000)     210,699       22,892        4,120      (29,347)      40,488
Accumulated undistributed net
  realized gain (loss)........    2,935,155      66,264    3,759,096      144,310      680,472     (412,723)    (490,951)
Net unrealized appreciation...    6,358,040     461,273   21,573,689    1,366,936    7,320,945    2,641,599    2,792,821
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
     NET ASSETS...............  $51,655,534  $3,145,499  $106,441,330 $ 5,725,736  $21,827,920  $16,539,744  $22,392,784
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
     *IDENTIFIED COST.........  $45,603,872  $2,817,705  $87,103,223  $ 4,414,168  $14,359,063  $14,205,133  $19,556,658
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....    3,619,409     221,216    6,067,310      416,454    1,201,316    1,294,028    1,745,060
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............       $14.27      $14.22       $17.54       $13.75       $18.17       $12.78       $12.83
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
                                                   U.S.
                                                GOVERNMENT         U.S.        INTERMEDIATE
                                   LIQUID          MONEY        GOVERNMENT        INCOME
                                    ASSET         MARKET        SECURITIES      SECURITIES
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest......................  $     513,192  $    70,286     $   342,206     $    78,148
Dividends.....................             --           --              --              --
                                -------------  -------------   -------------   -------------
     TOTAL INCOME.............        513,192       70,286         342,206          78,148
                                -------------  -------------   -------------   -------------
EXPENSES
Investment management fee.....         45,737        6,359          32,484           7,860
Transfer agent fees and
  expenses....................         29,090        3,091          28,410           6,787
Shareholder reports and
  notices.....................          2,090        2,272           3,073           1,257
Professional fees.............          7,639        6,984           9,340           8,204
Trustees' fees and expenses...            654          194             191             161
Registration fees.............         25,676        8,283           6,649           9,771
Custodian fees................          5,784        3,425           1,414           1,981
Organizational expenses.......          1,127        1,284           1,198           1,189
Other.........................            867        1,112           1,353           1,449
                                -------------  -------------   -------------   -------------
     TOTAL EXPENSES...........        118,664       33,004          84,112          38,659
Less: amounts
  waived/reimbursed...........        (27,190)     (20,286)        (34,137)        (26,618)
                                -------------  -------------   -------------   -------------
     NET EXPENSES.............         91,474       12,718          49,975          12,041
                                -------------  -------------   -------------   -------------
     NET INVESTMENT INCOME
     (LOSS)...................        421,718       57,568         292,231          66,107
                                -------------  -------------   -------------   -------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............             --           --          20,884           4,486
    Foreign exchange
      transactions............             --           --              --              --
                                -------------  -------------   -------------   -------------
     TOTAL GAIN (LOSS)........             --           --          20,884           4,486
                                -------------  -------------   -------------   -------------
Net change in unrealized
  appreciation on:
    Investments...............             --           --         120,275          20,698
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............             --           --              --              --
                                -------------  -------------   -------------   -------------
     NET
  APPRECIATION/DEPRECIATION...             --           --         120,275          20,698
                                -------------  -------------   -------------   -------------
     NET GAIN (LOSS)..........             --           --         141,159          25,184
                                -------------  -------------   -------------   -------------
NET INCREASE (DECREASE).......  $     421,718  $    57,568     $   433,390     $    91,291
                                -------------  -------------   -------------   -------------
                                -------------  -------------   -------------   -------------

------------------

 *   Net of $214, $40, $2,918, $310, $581 and $8,092 foreign withholding tax, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)

                                 AMERICAN     CAPITAL     DIVIDEND               VALUE-ADDED      GLOBAL
                                   VALUE       GROWTH      GROWTH     UTILITIES    MARKET         EQUITY        STRATEGIST
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest......................  $   110,855  $      713  $     9,439  $   8,680  $    11,805  $       17,773   $    269,126
Dividends.....................      149,796*      3,744*   1,422,606*    86,439*     190,780*        119,744*        94,051
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     TOTAL INCOME.............      260,651       4,457    1,432,045     95,119      202,585         137,517        363,177
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
EXPENSES
Investment management fee.....      229,993      13,989      418,755     20,047       58,249          88,799        106,545
Transfer agent fees and
  expenses....................       48,915       2,411       57,705      9,175       13,452          24,150         31,512
Shareholder reports and
  notices.....................       12,904         878       18,040      1,419        5,764           4,941          6,365
Professional fees.............        7,940       8,372        7,113      8,410        7,932           3,415          7,968
Trustees' fees and expenses...        1,171          32        2,576         43          538             552            653
Registration fees.............       15,902       7,874        6,489      6,757        7,426          10,052          7,209
Custodian fees................       22,271       7,922       16,419      6,172        9,899          19,725          6,997
Organizational expenses.......        1,368       1,364        1,186      1,190        1,365           1,191          1,189
Other.........................        1,819         903        2,605        671        3,881           6,511          1,969
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     TOTAL EXPENSES...........      342,283      43,745      530,888     53,884      108,506         159,336        170,407
Less: amounts
  waived/reimbursed...........      (71,703)    (27,288)          --    (27,155)          --         (70,537)       (45,059)
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     NET EXPENSES.............      270,580      16,457      530,888     26,729      108,506          88,799        125,348
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     NET INVESTMENT INCOME
     (LOSS)...................       (9,929)    (12,000)     901,157     68,390       94,079          48,718        237,829
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............    6,670,506     308,540    7,240,475    294,455    1,275,998        (409,191)     2,217,573
    Foreign exchange
      transactions............           --          --           --         --           --            (965)            --
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     TOTAL GAIN (LOSS)........    6,670,506     308,540    7,240,475    294,455    1,275,998        (410,156)     2,217,573
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
Net change in unrealized
  appreciation on:
    Investments...............   (3,726,656)   (408,959)  (7,220,599)   335,810   (1,029,844)       (828,921)    (2,481,361)
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............           --          --           --         --           --             188             --
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     NET
  APPRECIATION/DEPRECIATION...   (3,726,656)   (408,959)  (7,220,599)   335,810   (1,029,844)       (828,733)    (2,481,361)
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     NET GAIN (LOSS)..........    2,943,850    (100,419)      19,876    630,265      246,154      (1,238,889)      (263,788)
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
NET INCREASE (DECREASE).......  $ 2,933,921  $ (112,419) $   921,033  $ 698,655  $   340,233  $   (1,190,171)  $    (25,959)
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                        LIQUID ASSET          U.S. GOVERNMENT MONEY MARKET
                                ----------------------------  -----------------------------
                                 FOR THE SIX                   FOR THE SIX
                                MONTHS ENDED                  MONTHS ENDED
                                 JANUARY 31,   FOR THE YEAR    JANUARY 31,    FOR THE YEAR
                                    1998           ENDED          1998            ENDED
                                 (UNAUDITED)   JULY 31, 1997   (UNAUDITED)    JULY 31, 1997
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $     421,718  $   1,185,191  $     57,568    $     320,377
Net realized gain (loss)......             --             --            --               --
Net change in unrealized
  appreciation/depreciation...             --             --            --               --
                                -------------  -------------  -------------   -------------
     NET INCREASE
     (DECREASE)...............        421,718      1,185,191        57,568          320,377
                                -------------  -------------  -------------   -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........       (421,669)    (1,185,223)      (57,568)        (321,625)
Net realized gain.............             --             --            --               --
                                -------------  -------------  -------------   -------------
     TOTAL....................       (421,669)    (1,185,223)      (57,568)        (321,625)
                                -------------  -------------  -------------   -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......      4,996,727     29,266,419     3,589,536        8,809,340
Reinvestment of dividends and
  distributions...............        421,669      1,185,223        57,570          321,624
Cost of shares repurchased....    (12,077,145)   (51,991,220)   (6,346,513)     (11,716,197)
                                -------------  -------------  -------------   -------------
     NET INCREASE
     (DECREASE)...............     (6,658,749)   (21,539,578)   (2,699,407)      (2,585,233)
                                -------------  -------------  -------------   -------------
     TOTAL INCREASE
     (DECREASE)...............     (6,658,700)   (21,539,610)   (2,699,407)      (2,586,481)
NET ASSETS:
Beginning of period...........     21,213,028     42,752,638     4,041,296        6,627,777
                                -------------  -------------  -------------   -------------
     END OF PERIOD............  $  14,554,328  $  21,213,028  $  1,341,889    $   4,041,296
                                -------------  -------------  -------------   -------------
                                -------------  -------------  -------------   -------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $          59  $          10  $         --    $          --
                                -------------  -------------  -------------   -------------
                                -------------  -------------  -------------   -------------
SHARES ISSUED AND REPURCHASED:
Sold..........................      4,996,727     29,266,419     3,589,536        8,809,340
Issued in reinvestment of
  dividends and
  distributions...............        421,669      1,185,223        57,570          321,624
Repurchased...................    (12,077,145)   (51,991,220)   (6,346,513)     (11,716,197)
                                -------------  -------------  -------------   -------------
NET INCREASE (DECREASE).......     (6,658,749)   (21,539,578)   (2,699,407)      (2,585,233)
                                -------------  -------------  -------------   -------------
                                -------------  -------------  -------------   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 INTERMEDIATE INCOME
                                                                      SECURITIES
                                U.S. GOVERNMENT SECURITIES    --------------------------          AMERICAN VALUE
                                ---------------------------                                -----------------------------
                                                              FOR THE SIX
                                FOR THE SIX                     MONTHS                      FOR THE SIX
                                MONTHS ENDED   FOR THE YEAR      ENDED      FOR THE YEAR   MONTHS ENDED
                                JANUARY 31,       ENDED       JANUARY 31,      ENDED        JANUARY 31,    FOR THE YEAR
                                    1998         JULY 31,        1998         JULY 31,         1998            ENDED
                                (UNAUDITED)        1997       (UNAUDITED)       1997        (UNAUDITED)    JULY 31, 1997
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $   292,231    $    602,606   $   66,107    $    207,340   $      (9,929)  $      46,600
Net realized gain (loss)......       20,884           5,297        4,486         (62,395)      6,670,506       7,151,437
Net change in unrealized
  appreciation/depreciation...      120,275         365,249       20,698         151,066      (3,726,656)      9,007,653
                                ------------   ------------   -----------   ------------   -------------   -------------
     NET INCREASE
     (DECREASE)...............      433,390         973,152       91,291         296,011       2,933,921      16,205,690
                                ------------   ------------   -----------   ------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........     (290,708)       (602,630)     (66,153)       (207,294)        (46,601)        (93,984)
Net realized gain.............           --         (22,190)          --              --     (10,423,930)     (3,137,376)
                                ------------   ------------   -----------   ------------   -------------   -------------
     TOTAL....................     (290,708)       (624,820)     (66,153)       (207,294)    (10,470,531)     (3,231,360)
                                ------------   ------------   -----------   ------------   -------------   -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    1,813,180       5,963,450      283,057       3,241,075       7,940,634      20,568,978
Reinvestment of dividends and
  distributions...............      285,087         567,526       65,091         165,904      10,456,727       3,227,638
Cost of shares repurchased....   (3,608,813)     (5,033,814)    (569,427)     (5,211,640)    (13,419,711)    (22,877,816)
                                ------------   ------------   -----------   ------------   -------------   -------------
     NET INCREASE
     (DECREASE)...............   (1,510,546)      1,497,162     (221,279)     (1,804,661)      4,977,650         918,800
                                ------------   ------------   -----------   ------------   -------------   -------------
     TOTAL INCREASE
     (DECREASE)...............   (1,367,864)      1,845,494     (196,141)     (1,715,944)     (2,558,960)     13,893,130
NET ASSETS:
Beginning of period...........   10,496,307       8,650,813    2,455,772       4,171,716      54,214,494      40,321,364
                                ------------   ------------   -----------   ------------   -------------   -------------
     END OF PERIOD............  $ 9,128,443    $ 10,496,307   $2,259,631    $  2,455,772   $  51,655,534   $  54,214,494
                                ------------   ------------   -----------   ------------   -------------   -------------
                                ------------   ------------   -----------   ------------   -------------   -------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $     1,523    $         --   $       --    $         46   $      (9,930)  $      46,600
                                ------------   ------------   -----------   ------------   -------------   -------------
                                ------------   ------------   -----------   ------------   -------------   -------------
SHARES ISSUED AND REPURCHASED:
Sold..........................      182,904         616,600       29,319         340,574         475,241       1,422,680
Issued in reinvestment of
  dividends and
  distributions...............       28,729          58,481        6,741          17,479         759,385         237,676
Repurchased...................     (363,557)       (517,322)     (58,881)       (547,645)       (812,452)     (1,545,904)
                                ------------   ------------   -----------   ------------   -------------   -------------
NET INCREASE (DECREASE).......     (151,924)        157,759      (22,821)       (189,592)        422,174         114,452
                                ------------   ------------   -----------   ------------   -------------   -------------
                                ------------   ------------   -----------   ------------   -------------   -------------


                                     CAPITAL GROWTH
                                -------------------------

                                FOR THE SIX
                                  MONTHS        FOR THE
                                   ENDED         YEAR
                                JANUARY 31,      ENDED
                                   1998        JULY 31,
                                (UNAUDITED)      1997
------------------------------
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income
  (loss)......................  $  (12,000)   $   (5,965)
Net realized gain (loss)......     308,540       294,325
Net change in unrealized
  appreciation/depreciation...    (408,959)      762,068
                                -----------   -----------
     NET INCREASE
     (DECREASE)...............    (112,419)    1,050,428
                                -----------   -----------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........          --        (2,106)
Net realized gain.............    (499,326)      (56,080)
                                -----------   -----------
     TOTAL....................    (499,326)      (58,186)
                                -----------   -----------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     490,054     1,297,311
Reinvestment of dividends and
  distributions...............     498,585        58,150
Cost of shares repurchased....    (901,041)     (665,910)
                                -----------   -----------
     NET INCREASE
     (DECREASE)...............      87,598       689,551
                                -----------   -----------
     TOTAL INCREASE
     (DECREASE)...............    (524,147)    1,681,793
NET ASSETS:
Beginning of period...........   3,669,646     1,987,853
                                -----------   -----------
     END OF PERIOD............  $3,145,499    $3,669,646
                                -----------   -----------
                                -----------   -----------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $  (12,000)   $       --
                                -----------   -----------
                                -----------   -----------
SHARES ISSUED AND REPURCHASED:
Sold..........................      30,557        91,240
Issued in reinvestment of
  dividends and
  distributions...............      37,042         4,317
Repurchased...................     (54,209)      (45,416)
                                -----------   -----------
NET INCREASE (DECREASE).......      13,390        50,141
                                -----------   -----------
                                -----------   -----------

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                         DIVIDEND GROWTH                        UTILITIES
                                ----------------------------------   -------------------------------
                                 FOR THE SIX                          FOR THE SIX
                                 MONTHS ENDED                         MONTHS ENDED
                                 JANUARY 31,       FOR THE YEAR       JANUARY 31,      FOR THE YEAR
                                     1998              ENDED              1998            ENDED
                                 (UNAUDITED)       JULY 31, 1997      (UNAUDITED)     JULY 31, 1997
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $      901,157      $    1,722,758   $      68,390    $      181,177
Net realized gain (loss)......       7,240,475           8,642,932         294,455           608,162
Net change in unrealized
  appreciation/depreciation...      (7,220,599)         21,493,364         335,810           426,820
                                --------------   -----------------   --------------   --------------
     NET INCREASE
     (DECREASE)...............         921,033          31,859,054         698,655         1,216,159
                                --------------   -----------------   --------------   --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........      (1,056,382)         (1,707,024)        (99,698)         (160,780)
Net realized gain.............     (11,483,411)         (2,463,125)       (626,928)               --
                                --------------   -----------------   --------------   --------------
     TOTAL....................     (12,539,793)         (4,170,149)       (726,626)         (160,780)
                                --------------   -----------------   --------------   --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......      11,895,670          37,149,898         766,131         2,818,978
Reinvestment of dividends and
  distributions...............      12,516,642           4,150,502         725,733           158,903
Cost of shares repurchased....     (21,663,731)        (23,440,408)     (1,129,385)       (6,235,329)
                                --------------   -----------------   --------------   --------------
     NET INCREASE
     (DECREASE)...............       2,748,581          17,859,992         362,479        (3,257,448)
                                --------------   -----------------   --------------   --------------
     TOTAL INCREASE
     (DECREASE)...............      (8,870,179)         45,548,897         334,508        (2,202,069)
NET ASSETS:
Beginning of period...........     115,311,509          69,762,612       5,391,228         7,593,297
                                --------------   -----------------   --------------   --------------
     END OF PERIOD............  $  106,441,330      $  115,311,509   $   5,725,736    $    5,391,228
                                --------------   -----------------   --------------   --------------
                                --------------   -----------------   --------------   --------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $      210,699      $      365,924   $      22,892    $       54,200
                                --------------   -----------------   --------------   --------------
                                --------------   -----------------   --------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................         626,873           2,205,684          53,835           222,951
Issued in reinvestment of
  dividends and
  distributions...............         731,871             255,693          52,861            12,596
Repurchased...................      (1,146,677)         (1,379,982)        (81,367)         (488,313)
                                --------------   -----------------   --------------   --------------
NET INCREASE (DECREASE).......         212,067           1,081,395          25,329          (252,766)
                                --------------   -----------------   --------------   --------------
                                --------------   -----------------   --------------   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                   VALUE-ADDED MARKET            GLOBAL EQUITY                 STRATEGIST
                               --------------------------  --------------------------  --------------------------
                               FOR THE SIX                 FOR THE SIX                 FOR THE SIX
                               MONTHS ENDED  FOR THE YEAR  MONTHS ENDED  FOR THE YEAR  MONTHS ENDED  FOR THE YEAR
                               JANUARY 31,      ENDED      JANUARY 31,      ENDED      JANUARY 31,      ENDED
                                   1998        JULY 31,        1998        JULY 31,        1998        JULY 31,
                               (UNAUDITED)       1997      (UNAUDITED)       1997      (UNAUDITED)       1997
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income......... $    94,079   $    208,257  $    48,718   $    128,358  $   237,829   $    615,034
Net realized gain (loss)......   1,275,998        896,043     (410,156)       811,865    2,217,573        247,627
Net change in unrealized
  appreciation/depreciation...  (1,029,844)     6,185,067     (828,733)     2,898,751   (2,481,361)     4,379,845
                               ------------  ------------  ------------  ------------  ------------  ------------
     NET INCREASE
     (DECREASE)...............     340,233      7,289,367   (1,190,171)     3,838,974      (25,959)     5,242,506
                               ------------  ------------  ------------  ------------  ------------  ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........    (190,320)      (279,999)    (209,613)       (70,000)    (579,076)      (408,002)
Net realized gain.............    (940,949)      (698,399)    (786,673)      (367,529)  (2,892,000)      (699,994)
                               ------------  ------------  ------------  ------------  ------------  ------------
     TOTAL....................  (1,131,269)      (978,398)    (996,286)      (437,529)  (3,471,076)    (1,107,996)
                               ------------  ------------  ------------  ------------  ------------  ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......   2,714,845      6,558,038    2,499,146      7,696,263    3,032,517      7,519,070
Reinvestment of dividends and
  distributions...............   1,094,116        948,925      989,770        435,668    3,467,463      1,107,086
Cost of shares repurchased....  (4,969,740)   (10,417,432)  (4,559,911)    (3,421,423)  (7,069,581)    (3,796,952)
                               ------------  ------------  ------------  ------------  ------------  ------------
     NET INCREASE
     (DECREASE)...............  (1,160,779)    (2,910,469)  (1,070,995)     4,710,508     (569,601)     4,829,204
                               ------------  ------------  ------------  ------------  ------------  ------------
     TOTAL INCREASE
     (DECREASE)...............  (1,951,815)     3,400,500   (3,257,452)     8,111,953   (4,066,636)     8,963,714
NET ASSETS:
Beginning of period...........  23,779,735     20,379,235   19,797,196     11,685,243   26,459,420     17,495,706
                               ------------  ------------  ------------  ------------  ------------  ------------
     END OF PERIOD............ $21,827,920   $ 23,779,735  $16,539,744   $ 19,797,196  $22,392,784   $ 26,459,420
                               ------------  ------------  ------------  ------------  ------------  ------------
                               ------------  ------------  ------------  ------------  ------------  ------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS)................. $     4,120   $    100,361  $   (29,347)  $    131,548  $    40,488   $    381,735
                               ------------  ------------  ------------  ------------  ------------  ------------
                               ------------  ------------  ------------  ------------  ------------  ------------
SHARES ISSUED AND REPURCHASED:
Sold..........................     145,290        416,960      186,903        606,253      207,847        549,814
Issued in reinvestment of
  dividends and
  distributions...............      62,095         62,594       80,798         35,887      282,597         83,616
Repurchased...................    (268,571)      (680,374)    (340,834)      (265,700)    (489,475)      (277,595)
                               ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE).......     (61,186)      (200,820)     (73,133)       376,440          969        355,835
                               ------------  ------------  ------------  ------------  ------------  ------------
                               ------------  ------------  ------------  ------------  ------------  ------------

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Retirement Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of eleven separate Series ("Series"). All of the Series, with the exception of Strategist, are diversified.

The Fund was organized on May 14, 1992 as a Massachusetts business trust and each of the Series commenced operations as follows:

                                            COMMENCEMENT                                                   COMMENCEMENT
                                            OF OPERATIONS                                                  OF OPERATIONS
                                          -----------------                                              -----------------
Liquid Asset............................  December 30, 1992    Dividend Growth.........................    January 7, 1993
U.S. Government Money Market............   January 20, 1993    Utilities...............................    January 8, 1993
U.S. Government Securities..............    January 8, 1993    Value-Added Market......................   February 1, 1993
Intermediate Income Securities..........   January 12, 1993    Global Equity...........................    January 8, 1993
American Value..........................   February 1, 1993    Strategist..............................    January 7, 1993
Capital Growth..........................   February 2, 1993

The investment objectives of each Series are as follows:

        SERIES                               INVESTMENT OBJECTIVE
Liquid Asset             Seeks high current income, preservation of capital and
                         liquidity by investing in short-term money market
                         instruments.
U.S. Government Money    Seeks high current income, preservation of capital and
Market                   liquidity by investing primarily in money market instruments which are issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities.
U.S. Government          Seeks high current income consistent with safety of principal
Securities               by investing in a diversified portfolio of obligations issued and/or guaranteed by the U.S. Government or its
                         instrumentalities.
Intermediate Income      Seeks high current income consistent with safety of principal
Securities               by investing primarily in intermediate term, investment grade fixed-income securities.
American Value           Seeks long-term growth consistent with an effort to reduce volatility by investing principally in common stock of
                         companies in industries which, at the time of investment, are believed to be undervalued in the marketplace.
Capital Growth           Seeks long-term capital growth by investing primarily in
                         common stocks.
Dividend Growth          Seeks to provide reasonable current income and long-term
                         growth of income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.
Utilities                Seeks to provide current income and long-term growth of
                         income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

        SERIES                               INVESTMENT OBJECTIVE
Value-Added Market       Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current
                         income. It seeks to achieve this objective by investing, on an equally weighted basis, in a diversified portfolio of
                         common stocks of the companies which are represented in the
                         Standard & Poor's 500 Composite Stock Price Index.
Global Equity            Seeks to provide a high level of total return on its assets, primarily through long-term capital growth and, to a lesser extent, from income. It seeks to achieve this objective
                         through investments in all types of common stocks and
                         equivalents, preferred stocks and bonds and other debt
                         obligations of domestic and foreign companies, governments and international organizations.
Strategist               Seeks a high total investment return through a fully managed investment policy utilizing equity, investment grade fixed income and money market securities.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS --  Liquid Asset and U.S. Government Money Market:
Securities are valued at amortized cost which approximates market value. All remaining Series: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity, or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily. Liquid Asset and U.S. Government Money Market amortize premiums and accrete discounts on securities owned; gains and losses realized upon the sale of such securities are based on their amortized cost. Discounts for all other Series are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of each Series investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Series do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Series may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Series record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Series with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. EXPENSES -- Direct expenses are charged to the respective Series and general Fund expenses are allocated on the basis of relative net assets or equally among the Series.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of $150,000 ($13,636 allocated to each of the Series) and will be reimbursed, exclusive of amounts waived. Such expenses were deferred and fully amortized by the Fund as of January 31, 1998.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Series' net assets determined at the close of each business day: Liquid Asset, U.S. Government Money Market and Value-Added Market - 0.50%; U.S. Government Securities and Intermediate Income Securities - 0.65%; Dividend Growth and Utilities - 0.75%; American Value, Capital Growth and Strategist - 0.85%; and Global Equity - 1.0%.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

For the period August 1, 1997 through January 31, 1998, the Investment Manager has continued to waive its management fee and reimburse expenses to the extent they exceeded 1.00% of daily net assets of each Series. The waiver and reimbursement of expenses will continue until June 30, 1998. At January 31, 1998, included in the Statement of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities/prepayments of portfolio securities, excluding short-term investments (except for Liquid Asset and U.S. Government Money Market), for the six months ended January 31, 1998 were as follows:

                                               U.S. GOVERNMENT SECURITIES           OTHER
                                               --------------------------  ------------------------
                                                             SALES/MATURITIES/            SALES/
                                                PURCHASES    PREPAYMENTS    PURCHASES   MATURITIES
                                               ------------  ------------  -----------  -----------
Liquid Asset.................................  $465,238,660  $458,417,760  $40,745,922  $53,567,782
U.S. Government Money Market.................   135,205,272  137,983,856       --           --
U.S. Government Securities...................     2,685,761    4,370,987       --           --
Intermediate Income Securities...............       102,766      401,500       412,593      247,738
American Value...............................     5,697,516    2,979,522    63,095,393   71,417,357
Capital Growth...............................       --           --          3,007,969    3,284,177
Dividend Growth..............................       --           --         13,779,275   20,449,245
Utilities....................................       --           --          1,133,934    1,575,346
Value-Added Market...........................       --            14,947     1,464,974    3,171,601
Global Equity................................         8,407      --          6,994,819    8,140,516
Strategist...................................       632,891      889,618    12,838,780   12,657,535

Included in the aforementioned sales/maturities of portfolio securities of Value-Added Market are common stock sales of Morgan Stanley, Dean Witter, Discover & Co., an affiliate of the Investment Manager, of $14,436, including realized gains of $8,276.

Included at January 31, 1998 in the payable for investments purchased and receivable for investments sold were unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, as follows:

                                                    AMERICAN   DIVIDEND
                                                     VALUE      GROWTH
                                                    --------  ----------
Payable for investments purchased.................     --     $   99,113
                                                    --------  ----------
                                                    --------  ----------
Receivable for investments sold...................  $394,607  $1,094,766
                                                    --------  ----------
                                                    --------  ----------

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

For the six months ended January 31, 1998, the following Series incurred brokerage commissions with DWR for portfolio transactions executed on behalf of such Series, as follows:

  AMERICAN    CAPITAL   DIVIDEND               GLOBAL
    VALUE     GROWTH     GROWTH    UTILITIES   EQUITY    STRATEGIST
  ---------  ---------  ---------  ---------  ---------  -----------
  $ 18,575   $1,326     $25,890    $ 3,453    $  5,113   $   18,419
  ---------  ---------  ---------  ---------  ---------  -----------
  ---------  ---------  ---------  ---------  ---------  -----------

Included at January 31, 1998 in the payable for investments purchased and receivable for investments sold were unsettled trades with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, as follows:

                                                    AMERICAN  CAPITAL
                                                     VALUE     GROWTH
                                                    --------  --------
Payable for investments purchased.................  $447,382  $ 16,640
                                                    --------  --------
                                                    --------  --------
Receivable for investments sold...................  $332,289  $ 25,517
                                                    --------  --------
                                                    --------  --------

For the six months ended January 31, 1998, the following Series incurred brokerage commissions with Morgan Stanley & Co., Inc. for portfolio transactions executed on behalf of such Series, as follows:

     AMERICAN VALUE        CAPITAL GROWTH       DIVIDEND GROWTH
  --------------------      -----------       --------------------
  $             7,255   $               404   $               645
               ------                 -----                 -----
               ------                 -----                 -----

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent. At January 31, 1998 the following Series had approximate transfer agent fees and expenses payable as follows:

                                               INTERMEDIATE
   LIQUID    U.S. GOVERNMENT  U.S. GOVERNMENT     INCOME      AMERICAN
    ASSET     MONEY MARKET      SECURITIES      SECURITIES      VALUE
  ---------  ---------------  ---------------  ------------  -----------
  $  5,700   $        600     $      1,040     $    2,000    $    2,000
  ---------        ------           ------         ------    -----------
  ---------        ------           ------         ------    -----------

   CAPITAL      DIVIDEND                          GLOBAL
   GROWTH        GROWTH          UTILITIES        EQUITY     STRATEGIST
  ---------  ---------------  ---------------  ------------  -----------
  $    100   $      1,500     $        730     $      650    $    2,000
  ---------        ------           ------         ------    -----------
  ---------        ------           ------         ------    -----------

4. FEDERAL INCOME TAX STATUS

At July 31, 1997, Intermediate Income Securities had a net capital loss carryover of approximately $30,200 for which $5,700 will be available through July 31, 2004 and $24,500 will be available through July 31, 2005 to offset future capital gains to the extent provided by regulations.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

Net capital and currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Series' next taxable year. The following Series incurred and will elect to defer post-October losses during fiscal 1997:

    U.S. GOVERNMENT         INTERMEDIATE
       SECURITIES        INCOME SECURITIES       GLOBAL EQUITY
  --------------------  --------------------  --------------------
  $             500     $          57,800     $             900
              -----               -------                 -----
              -----               -------                 -----

At July 31, 1997, the primary reason(s) for temporary book/tax differences were as follows:

                                                            TEMPORARY DIFFERENCES
                                                    --------------------------------------
                                                     POST-OCTOBER   CAPITAL LOSS DEFERRALS
                                                        LOSSES         FROM WASH SALES
                                                    --------------  ----------------------
U.S. Government Securities........................        -
Intermediate Income Securities....................        -                   -
American Value....................................                            -
Capital Growth....................................                            -
Dividend Growth...................................                            -
Value-Added Market................................                            -
Global Equity.....................................        -                   -
Strategist........................................                            -

Additionally, Global Equity had temporary differences attributable to income from the mark-to-market of passive foreign investment companies.

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At January 31, 1998, Global Equity had outstanding forward contracts to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER RETIREMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                               NET ASSET     NET
                                 VALUE    INVESTMENT   NET REALIZED   TOTAL FROM    DIVIDENDS     DISTRIBUTIONS  TOTAL DIVIDENDS
                               BEGINNING    INCOME    AND UNREALIZED  INVESTMENT        TO             TO              AND
      YEAR ENDED JULY 31       OF PERIOD    (LOSS)     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
LIQUID ASSET
1993(1)                        $    1.00    $ 0.02        --            $ 0.02        $(0.02)        --             $(0.02)
1994                                1.00      0.03        --              0.03         (0.03)        --              (0.03)
1995                                1.00      0.06        --              0.06         (0.06)        --              (0.06)
1996                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1997                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1998*                               1.00      0.02        --              0.02         (0.02)        --              (0.02)
U.S. GOVERNMENT MONEY MARKET
1993 (2)                            1.00     --   ++      --             --           --             --             --
1994                                1.00      0.03        --              0.03         (0.03)        --              (0.03)
1995                                1.00      0.06        --              0.06         (0.06)        --              (0.06)
1996                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1997                                1.00      0.04        --              0.04         (0.04)        --              (0.04)
1998*                               1.00      0.02        --              0.02         (0.02)        --              (0.02)
U.S. GOVERNMENT SECURITIES
1993(3)                            10.00      0.19        $ 0.07          0.26         (0.20)        --              (0.20)
1994                               10.06      0.44         (0.50)        (0.06)        (0.44)        --              (0.44)
1995                                9.56      0.56          0.15          0.71         (0.56)        --              (0.56)
1996                                9.71      0.55         (0.12)         0.43         (0.55)        --              (0.55)
1997                                9.59      0.56          0.34          0.90         (0.56)        $(0.02)         (0.58)
1998*                               9.91      0.29          0.15          0.44         (0.29)        --              (0.29)
INTERMEDIATE INCOME SECURITIES
1993(4)                            10.00      0.19         (0.02)         0.17         (0.19)        --              (0.19)
1994                                9.98      0.60         (0.57)         0.03         (0.60)        --              (0.60)
1995                                9.41      0.61          0.22          0.83         (0.61)        --              (0.61)
1996                                9.63      0.59         (0.21)         0.38         (0.59)         (0.01)         (0.60)
1997                                9.41      0.53          0.26          0.79         (0.53)        --              (0.53)
1998*                               9.67      0.26          0.11          0.37         (0.26)        --              (0.26)
AMERICAN VALUE
1993(5)                            10.00      0.06         (0.01)         0.05        --             --             --
1994                               10.05      0.03         (0.09)        (0.06)        (0.02)         (0.04)         (0.06)
1995                                9.93      0.14          3.15          3.29         (0.12)        --              (0.12)
1996                               13.10      0.09          1.17          1.26         (0.15)         (1.13)         (1.28)
1997                               13.08      0.02          5.12          5.14         (0.04)         (1.22)         (1.26)
1998*                              16.96      0.00          0.81          0.81         (0.02)         (3.48)         (3.50)

---------------------
    *      For the six months ended January 31, 1998 (unaudited).
   **      After application of the Fund's expense limitation.
    +      Calculated based on the net asset value as of the last business day of the period.
   ++      Includes dividends from net investment income of $0.004 per share.
   (a)     Not annualized.
   (b)     Annualized.
      Commencement of operations:
   (1)     December 30, 1992.
   (2)     January 20, 1993.
   (3)     January 8, 1993.
   (4)     January 12, 1993.
   (5)     February 1, 1993.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                        RATIOS TO AVERAGE NET       RATIOS TO AVERAGE NET
                                                                ASSETS                     ASSETS
                                                        (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                               ASSUMED)                   ASSUMED)
                                                       ------------------------    -----------------------
                                           NET ASSETS                  NET                        NET
                   NET ASSET    TOTAL        END OF                 INVESTMENT                 INVESTMENT    PORTFOLIO    AVERAGE
                   VALUE END  INVESTMENT     PERIOD                   INCOME                     INCOME      TURNOVER    COMMISSION
                   OF PERIOD   RETURN+      (000'S)    EXPENSES       (LOSS)       EXPENSES      (LOSS)        RATE      RATE PAID
                   ---------------------------------------------------------------------------------------------------------------
LIQUID ASSET
1993(1)             $  1.00      1.77%(a)   $ 1,081     1.30%(b)        0.53%(b)    0.14%(b)       3.02%(b)     N/A         N/A
1994                   1.00      3.48         1,524     2.50**          0.99        --             3.49         N/A         N/A
1995                   1.00      5.90        35,631     1.16            4.96        --             6.12         N/A         N/A
1996                   1.00      5.44        42,753     0.65            5.05        0.33           5.37         N/A         N/A
1997                   1.00      4.57        21,213     1.04            4.43        1.00           4.47         N/A         N/A
1998*                  1.00      2.35(a)     14,554     1.30(b)         4.31(b)     1.00(b)        4.61(b)      N/A         N/A
U.S. GOVERNMENT
MONEY MARKET
1993 (2)               1.00      0.42(a)        125     2.50**(b)      (0.95)(b)    2.13(b)        0.83(b)      N/A         N/A
1994                   1.00      3.52           555     2.50**          0.82        --             3.32         N/A         N/A
1995                   1.00      5.86        10,695     2.50**          3.62        --             6.12         N/A         N/A
1996                   1.00      5.23         6,628     0.82            4.75        0.37           5.21         N/A         N/A
1997                   1.00      4.51         4,041     1.20            4.17        1.00           4.37         N/A         N/A
1998*                  1.00      2.31(a)      1,342     2.60(b)         2.93(b)     1.00(b)        4.53(b)      N/A         N/A
U.S. GOVERNMENT
SECURITIES
1993(3)               10.06      2.60(a)      1,756     1.81(b)         0.33(b)     0.18(b)        3.66(b)     --           N/A
1994                   9.56     (0.69)        2,954     2.50**          1.96        --             4.46          29%        N/A
1995                   9.71      7.72         4,209     2.36            3.49        --             5.85          14         N/A
1996                   9.59      4.49         8,651     1.48            4.70        0.63           5.55          47         N/A
1997                   9.91      9.70        10,496     1.55            5.24        1.00           5.79          89         N/A
1998*                 10.06      4.53(a)      9,128     1.68(b)         5.16(b)     1.00(b)        5.84(b)       28(a)      N/A
INTERMEDIATE
INCOME SECURITIES
1993(4)                9.98      1.67(a)        182     2.50**(b)       1.00(b)     1.62(b)        3.50(b)     --           N/A
1994                   9.41      0.26           460     2.50**          3.64        --             6.14          40         N/A
1995                   9.63      9.22           994     2.50**          4.08        --             6.58          37         N/A
1996                   9.41      3.95         4,172     1.58            5.01        0.72           5.87         142         N/A
1997                   9.67      8.63         2,456     2.00            4.50        1.00           5.50         132         N/A
1998*                  9.78      3.92(a)      2,260     3.20(b)         3.27(b)     1.00(b)        5.47(b)       24(a)      N/A
AMERICAN VALUE
1993(5)               10.05      0.50(a)        308     2.50**(b)      (0.66)(b)    0.74(b)        1.10(b)      121(a)      --
1994                   9.93     (0.59)        6,841     2.50**         (0.81)       --             1.69         136         --
1995                  13.10     33.48        22,581     1.42            0.39        --             1.81         234         --
1996                  13.08      9.83        40,321     1.18            0.23        0.65           0.76         301       $0.0543
1997                  16.96     41.62        54,214     1.21           (0.11)       1.00           0.10         261        0.0552
1998*                 14.27      5.52(a)     51,656     1.26(b)        (0.30)(b)    1.00(b)       (0.04)(b)     134(a)     0.0580

---------------------
 *   For the six months ended January 31, 1998 (unaudited).
**   After application of the Fund's expense limitation.
 +   Calculated based on the net asset value as of the last business
++   Includes dividends from net investment income of $0.004 per
(a)  Not annualized.
(b)  Annualized.
(1)  December 30, 1992.
(2)  January 20, 1993.
(3)  January 8, 1993.
(4)  January 12, 1993.
(5)  February 1, 1993.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                               NET ASSET     NET
                                 VALUE    INVESTMENT   NET REALIZED   TOTAL FROM    DIVIDENDS     DISTRIBUTIONS  TOTAL DIVIDENDS
                               BEGINNING    INCOME    AND UNREALIZED  INVESTMENT        TO             TO              AND
      YEAR ENDED JULY 31       OF PERIOD    (LOSS)     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH
1993(4)                        $   10.00    $(0.02)       $(1.10)       $(1.12)       --             --             --
1994                                8.88      0.13          0.45          0.58        $(0.04)        --             $(0.04)
1995                                9.42      0.10          1.77          1.87         (0.12)        --              (0.12)
1996                               11.17      0.07          1.55          1.62         (0.11)        $(0.07)         (0.18)
1997                               12.61     (0.03)         5.41          5.38         (0.01)         (0.32)         (0.33)
1998*                              17.66     (0.05)        (0.70)        (0.75)       --              (2.69)         (2.69)
DIVIDEND GROWTH
1993(1)                            10.00      0.13          0.58          0.71         (0.10)        --              (0.10)
1994                               10.61      0.28          0.37          0.65         (0.23)         (0.01)         (0.24)
1995                               11.02      0.34          2.13          2.47         (0.31)         (0.10)         (0.41)
1996                               13.08      0.32          1.76          2.08         (0.36)         (0.19)         (0.55)
1997                               14.61      0.33          5.60          5.93         (0.33)         (0.52)         (0.85)
1998*                              19.69      0.16         (0.05)         0.11         (0.19)         (2.07)         (2.26)
UTILITIES
1993(2)                            10.00      0.19          1.30          1.49         (0.14)        --              (0.14)
1994                               11.35      0.37         (0.95)        (0.58)        (0.34)         (0.01)         (0.35)
1995                               10.42      0.42          0.80          1.22         (0.37)         (0.02)         (0.39)
1996                               11.25      0.38          0.61          0.99         (0.45)        --              (0.45)
1997                               11.79      0.41          1.90          2.31         (0.32)        --              (0.32)
1998*                              13.78      0.19          1.73          1.92         (0.27)         (1.68)         (1.95)
VALUE-ADDED MARKET
1993(3)                            10.00      0.05          0.02          0.07         (0.04)        --              (0.04)
1994                               10.03      0.24          0.65          0.89         (0.11)        --              (0.11)
1995                               10.81      0.21          2.16          2.37         (0.26)         (0.12)         (0.38)
1996                               12.80      0.25          1.17          1.42         (0.22)         (0.07)         (0.29)
1997                               13.93      0.21          5.58          5.79         (0.25)         (0.63)         (0.88)
1998*                              18.84      0.08          0.18          0.26         (0.16)         (0.77)         (0.93)
GLOBAL EQUITY
1993(2)                            10.00      0.07         (0.03)         0.04        --             --             --
1994                               10.04      0.08          0.58          0.66         (0.05)        --              (0.05)
1995                               10.65      0.14          0.49          0.63         (0.11)        --              (0.11)
1996                               11.17      0.09          0.71          0.80         (0.18)        --              (0.18)
1997                               11.79      0.09          2.98          3.07         (0.06)         (0.32)         (0.38)
1998*                              14.48      0.05         (0.96)        (0.91)        (0.17)         (0.62)         (0.79)
STRATEGIST
1993(1)                            10.00      0.06         (0.23)        (0.17)       --             --             --
1994                                9.83      0.23         (0.20)         0.03         (0.13)        --              (0.13)
1995                                9.73      0.24          1.49          1.73         (0.18)        --              (0.18)
1996                               11.28      0.25          1.63          1.88         (0.34)         (0.22)         (0.56)
1997                               12.60      0.37          2.96          3.33         (0.28)         (0.48)         (0.76)
1998*                              15.17      0.18         (0.24)        (0.06)        (0.38)         (1.90)         (2.28)

---------------------
    *      For the six months ended January 31, 1998 (unaudited).
   **      After application of the Fund's expense limitation.
    +      Calculated based on the net asset value as of the last business day of the period.
   (a)     Not annualized.
   (b)     Annualized.
      Commencement of operations:
   (1)     January 7, 1993.
   (2)     January 8, 1993.
   (3)     February 1, 1993.
   (4)     February 2, 1993.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                        RATIOS TO AVERAGE NET       RATIOS TO AVERAGE NET
                                                                ASSETS                     ASSETS
                                                        (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                               ASSUMED)                   ASSUMED)
                                                       ------------------------    -----------------------
                                           NET ASSETS                  NET                        NET
                   NET ASSET    TOTAL        END OF                 INVESTMENT                 INVESTMENT    PORTFOLIO    AVERAGE
                   VALUE END  INVESTMENT     PERIOD                   INCOME                     INCOME      TURNOVER    COMMISSION
                   OF PERIOD   RETURN+      (000'S)    EXPENSES       (LOSS)       EXPENSES      (LOSS)        RATE      RATE PAID
                   ---------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH
1993(4)             $  8.88    (11.20)%(a)  $   135     2.50**%(b)     (1.01)%(b)   1.97%(b)      (0.47)%(b)      2%(a)     --
1994                   9.42      6.57           215     2.50**         (0.98)       --             1.52          11         --
1995                  11.17     20.08           678     2.50**         (1.07)       --             1.43          20         --
1996                  12.61     14.58         1,988     2.50**         (1.24)       0.76           0.50          68       $0.0536
1997                  17.66     43.46         3,670     3.16           (2.38)       1.00          (0.22)        147        0.0575
1998*                 14.22     (3.37)(a)     3,145     2.66(b)        (2.39)(b)    1.00(b)       (0.73) (b)     92(a)     0.0558
DIVIDEND GROWTH
1993(1)               10.61      7.11(a)      2,417     2.50**(b)       0.61(b)     0.16(b)        2.89(b)        7(a)      --
1994                  11.02      6.13        12,821     1.51            1.78        --             3.29          13         --
1995                  13.08     23.07        35,404     1.14            2.34        --             3.48          29         --
1996                  14.61     16.09        69,763     1.00            2.07        0.63           2.44          18        0.0526
1997                  19.69     41.92       115,312     0.97            1.92        0.97           1.92          31        0.0537
1998*                 17.54      0.88(a)    106,441     0.95(b)         1.61(b)     0.95(b)        1.61(b)       12(a)     0.0518
UTILITIES
1993(2)               11.35     14.98(a)      1,334     2.50**(b)       1.59(b)     0.30(b)        3.79(b)        8(a)      --
1994                  10.42     (5.23)        3,860     2.50**          1.62        --             4.14           5         --
1995                  11.25     12.16         5,380     1.91            2.41        --             4.32          24         --
1996                  11.79      8.76         7,593     1.52            2.31        0.62           3.20          17        0.0508
1997                  13.78     19.87         5,391     1.78            1.85        1.00           2.63          89        0.0508
1998*                 13.75     14.05(a)      5,726     2.02(b)         1.54(b)     1.00(b)        2.56(b)       22(a)     0.0507
VALUE-ADDED MARKET
1993(3)               10.03      0.71(a)        640     2.50**(b)      (0.16)(b)    0.92(b)        1.42(b)        1(a)      --
1994                  10.81      8.89         5,133     1.82            0.70        --             2.53           8         --
1995                  12.80     22.65        14,080     1.22            1.33        --             2.55           7         --
1996                  13.93     11.19        20,379     0.78            1.58        0.47           1.89           8        0.0300
1997                  18.84     43.12        23,780     1.02            1.04        1.00           1.07          23        0.0300
1998*                 18.17      1.52(a)     21,828     0.93(b)         0.81(b)     0.93(b)        0.81(b)        7(a)     0.0300
GLOBAL EQUITY
1993(2)               10.04      0.40(a)        322     2.50**(b)      (0.90)(b)    1.00(b)        1.77(b)     --           --
1994                  10.65      6.54         2,020     2.50**          0.09        --             2.41           8         --
1995                  11.17      6.08         7,286     2.25            0.48        --             2.73          55         --
1996                  11.79      7.26        11,685     1.73           (0.15)       0.66           0.92          95        0.0500
1997                  14.48     26.66        19,797     1.85           (0.01)       1.00           0.84          80        0.0348
1998*                 12.78     (6.07)(a)    16,540     1.79(b)        (0.24)(b)    1.00(b)        0.55(b)       41(a)     0.0345
STRATEGIST
1993(1)                9.83     (1.70)(a)       551     2.50**(b)      (0.19)(b)    0.64(b)        1.67(b)       26(a)      --
1994                   9.73      0.12         1,276     2.50**          0.70        --             3.20          57         --
1995                  11.28     18.21         6,759     2.14            1.97        --             4.11         115         --
1996                  12.60     16.97        17,496     1.61            1.92        0.66           2.86         113        0.0525
1997                  15.17     27.35        26,459     1.40            2.50        1.00           2.90          90        0.0535
1998*                 12.83      0.28(a)     22,393     1.36(b)         1.54(b)     1.00(b)        1.90(b)       67(a)     0.0512

---------------------
 *   For the six months ended January 31, 1998 (unaudited).
**   After application of the Fund's expense limitation.
 +   Calculated based on the net asset value as of the last business
(a)  Not annualized.
(b)  Annualized.
(1)  January 7, 1993.
(2)  January 8, 1993.
(3)  February 1, 1993.
(4)  February 2, 1993.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES                                                       SEMIANNUAL REPORT

Michael Bozic                                                   JANUARY 31, 1998
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien                                      DEAN WITTER
Dr. Manuel H. Johnson
Michael E. Nugent                                    RETIREMENT SERIES
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Barry Fink
VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

Thomas F. Caloia
TREASURER


CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.